UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland American Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND AMERICAN REAL ESTATE TRUST, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	August 24, 2010
Time:	9:00 a.m. central time
Place:	2901 Butterfield Road Oak Brook, Illinois 60523

Inland American Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
(800) 826-8228

Notice of Annual Meeting of Stockholders
to be held
August 24, 2010

Dear Stockholder:

Our annual stockholders’ meeting will be held on August 24, 2010, at 9:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523.  At our annual meeting, we will ask you to:

•                                          elect eight directors;

•                                          ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

•                                          approve amendments to our charter relating to access to our stockholder list and our treatment of “mini-tender” offers; and

•                                          transact any other business that may be properly presented at the annual meeting.

If you were a stockholder of record at the close of business on May 27, 2010, you may vote in person at the annual meeting and any postponements or adjournments of the meeting.  A list of these stockholders will be available at our offices before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

Scott W. Wilton
Secretary

May 28, 2010

i

This proxy statement contains information related to the annual meeting of stockholders to be held August 24, 2010, beginning at 9:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof.  This proxy statement is being mailed to stockholders on or about May 28, 2010.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

The board of directors of Inland American Real Estate Trust, Inc. (referred to herein as the “Company,” “we,” “our” or “us”), a Maryland corporation, is soliciting your vote for the 2010 annual meeting of stockholders.  At the meeting, you will be asked to:

•                                          elect eight directors;

•                                          ratify the selection of KPMG LLP (sometimes referred to herein as “KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

•                                          approve amendments to our Fifth Articles of Amendment and Restatement (referred to herein as our “Charter”) relating to access to our stockholder list and our treatment of “mini-tender” offers; and

•                                          transact any other business that may be properly presented at the annual meeting and any postponements or adjournments thereof.

The board of directors recommends that you vote “for” each proposal.  If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials.  Please make sure to vote all of your shares.  This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission, or “SEC.”  If you plan on attending the annual meeting of stockholders in person, please contact Ms. Roberta S. Matlin, our vice president — administration, at (800) 826-8228 so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

You will have one vote for each share of common stock, including shares purchased through our Distribution Reinvestment Plan, that you owned at the close of business on May 27, 2010, which is the record date for the annual meeting.  On the record date, there were 832,971,663 shares outstanding.  There is no cumulative voting.  A majority of the outstanding shares, or 416,485,832 shares, must be present to hold the annual meeting.

Your vote is needed to ensure that the proposals can be acted upon.  Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares.  As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting.  Therefore, your vote is very important, even if you own a small number of shares.  Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes.  We welcome your attendance at the meeting.

As the holder of record for your shares, you may vote in person or by granting us a proxy to vote on each of the proposals.  You may vote by proxy in any of the following ways:

•                                          by mail: sign, date and return the proxy card in the enclosed envelope;

•                                          via telephone: dial 1-877-550-3536 and follow the instructions provided on the proxy card; or

•                                          via the Internet: go to www.proxyvoting.com/INLAND and follow the instructions provided on the proxy card.

If you return your proxy card but do not indicate how your shares should be voted, they will be voted “for” each proposal in accordance with the board’s recommendation.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by:  (1) sending written notice to us, Attention: Ms. Roberta S. Matlin, vice president — administration; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares.  Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

We have hired Morrow & Co., LLC (sometimes referred to herein as “Morrow”) to tabulate all votes cast at the annual meeting and to act as the inspector of election.

Quorum Requirement

The presence, in person or by proxy, of stockholders holding a majority of our outstanding shares of common stock is necessary to constitute a “quorum.” There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted.  If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then your shares will be considered present for purposes of establishing a quorum.

Costs of Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies.  Our directors and executive officers, as well as the employees of our business manager, Inland American Business Manager & Advisor, Inc. (sometimes referred to herein as the “Business Manager”), also may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means.  These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses.  In addition, we have hired Morrow to solicit proxies on our behalf.  We will pay Morrow a fee of up to $5,000 plus a fee equal to $5.50 for each stockholder solicited by telephone and any out-of-pocket expenses for soliciting proxies.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 24, 2010.  This proxy statement, the proxy card and our annual report to stockholders for the year ended December 31, 2009 are available on our website at www.inland-american.com.  Additional copies of this proxy statement, our annual report to stockholders or our annual report on Form 10-K for the year ended December 31, 2009 will be furnished to you, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations. If requested by stockholders, we also will provide copies of exhibits to our annual report on Form 10-K for the year ended December 31, 2009 for a reasonable fee.

All of the reports, proxy materials and other information that we file with the SEC also can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Copies also can be obtained by mail from the Public Reference Room at prescribed rates.  Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room.  In addition, the SEC maintains an Internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS TO BE VOTED UPON

General

What vote is necessary for action to be taken?

Proposal 1.  The affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum is present, is required to elect each director.  This means that the number of shares voted “for” a nominee must exceed the number of shares voted “against” that nominee in order for that nominee to be elected.  Only votes cast “for” or “against” are counted as votes cast with respect to a nominee.  Abstentions will not be counted as votes cast in the election; however, a properly executed proxy card marked “abstain” will be counted for purposes of establishing a quorum.

Proposal 2.  The affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum is present, also is required to ratify KPMG as our independent registered public accounting firm.  Abstentions will not be counted as votes cast; however, a properly executed proxy card marked “abstain” will be counted for purposes of establishing a quorum.

Proposal 3.  The proposal to approve amendments to our Charter requires the affirmative vote of a majority of the outstanding shares of our common stock.  For this proposal, a properly executed proxy marked “abstain” will have the effect of a “no” vote.

Has the board of directors approved each proposal?

Yes.  The board of directors approved all of the proposals at its meeting on May 17, 2010, and recommends that you vote to approve them.

Are there any other matters to be presented at the annual meeting?

We are not aware of any other matter to be presented at the annual meeting.  Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting.  If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, written notice to our corporate secretary not later than the close of business on the ninetieth day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  Therefore, any stockholder desiring to nominate a person for election to the board or to bring other business before the meeting was required to provide us with notice not earlier than February 2, 2010 and not later than March 4, 2010.  We did not receive notice of any proposals during this time period.

Proposal to Amend our Charter

What changes to the Charter are included in this proposal, and how does it affect the Company and its stockholders?

Proposal 3 asks our stockholders to amend Article X of our Charter, regarding a stockholder’s right to inspect and obtain copies of our records.  Sections 10.1(c) and 10.1(d) would be amended to conform the Charter to the statutory provisions of the Maryland General Corporation Law, or “MGCL,” regarding the rights of stockholders to inspect and copy the Company’s “stockholder list,” which sets forth the names and addresses of stockholders along with the number of shares of equity stock held by each of them.  Under the amended provisions, only those stockholders who, for at least six months, have been stockholders of record of at least 5% of our outstanding equity stock of any class would be permitted to request our stockholder list.  The board believes that the existing Charter provisions are unduly burdensome to the Company and its stockholders from both a cost and time perspective.

Under a related amendment, Section 10.2 of the Charter would be amended to include a provision requiring any person making a tender offer, including any “mini-tender” offer, to comply with most of the provisions of Regulation 14D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The board believes that the addition of this provision will further protect the Company and its stockholders by requiring any person or group seeking to tender for the Company’s shares to provide substantial disclosure regarding its or their offer.

If the proposal is approved, what will happen?

If the proposal is approved, we will file the Sixth Articles of Amendment and Restatement, in the form attached as Annex A to this proxy statement, with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Sixth Articles of Amendment and Restatement will become effective upon acceptance for record by the SDAT.

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

Based on a review of filings with the SEC, the following table shows the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group.  All information is as of May 1, 2010.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
J. Michael Borden, Independent Director	130,221	(3)(4)	*
Thomas F. Glavin, Independent Director	22,456	(3)(5)	*
Brenda G. Gujral, Director and President	7,747	(6)	*
David Mahon, Independent Director	21,128	(3)(7)	*
Thomas F. Meagher, Independent Director	16,838	(3)	*
Robert D. Parks, Director and Chairman of the Board	505,522	(8)	*
Paula Saban, Independent Director	4,500	(3)	*
William J. Wierzbicki, Independent Director	5,755	(3)(9)	*
Roberta S. Matlin, Vice President—Administration	3,080		*
Lori J. Foust, Treasurer and Principal Financial Officer	3,500		*
Jack Potts, Principal Accounting Officer	—		—
Scott W. Wilton, Secretary	4,003	(10)	*
All Directors and Officers as a group (twelve persons)	720,949		*

*                 Less than 1%

(1)          The business address of each person listed in the table is c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

(2)          All fractional ownership amounts have been rounded to the nearest whole number.

(3)          Includes shares issuable upon exercise of vested options granted to the director under our independent director stock option plan.  Only those options that are currently exercisable or will become exercisable within 60 days after the date of this table are included.

(4)          Mr. Borden has sole voting and dispositive power over 130,221 shares, including 48,717 shares owned by St. Anthony Padua Charitable Trust, for which Mr. Borden is the trustee, and shares voting and dispositive power over 5,171 shares, which are owned by Mr. Borden’s spouse.

(5)          Mr. Glavin shares voting and dispositive power over all 22,456 shares.

(6)          Ms. Gujral has sole voting and dispositive power over 2,785 shares and shares voting and dispositive power over 4,962 shares, which are owned by Ms. Gujral’s spouse through his individual IRA.

(7)          Mr. Mahon shares voting and dispositive power over all 21,128 shares.

(8)          Mr. Parks has sole voting and dispositive power over all 505,522 shares, which include 26,316 shares owned by Mr. Parks’ mother in the Evelyn G. Parks Survivors Trust and 27,286 shares in the Parks Family Trust, for which Mr. Parks is the trustee.

(9)          Mr. Wierzbicki shares voting and dispositive power over all 5,755 shares.

(10)    Mr. Wilton shares voting and dispositive power over all 4,003 shares, which include 652 shares owned by Mr. Wilton’s spouse through her individual IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires each director, officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file.  Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2009, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of the outstanding shares of our common stock complied with these filing requirements in 2009.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director or associate of any director, executive officer or nominee has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the annual meeting.

CORPORATE GOVERNANCE PRINCIPLES

Independence

Our business is managed under the direction and oversight of our board.  The members of our board are J. Michael Borden, Thomas F. Glavin, Brenda G. Gujral, David Mahon, Thomas F. Meagher, Robert D. Parks, Paula Saban and William J. Wierzbicki.  As required by our Charter, a majority of our directors must be “independent.”  As defined by our Charter, an “independent director” is a person who:  (1) is not directly or indirectly associated, and has not been directly or indirectly associated within the two years prior to becoming an independent director, with the Company, our sponsor, Inland Real Estate Investment Corporation (“IREIC”), or our Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, IREIC, our Business Manager or any of their affiliates; (2) does not serve as a director for another REIT sponsored by IREIC or advised by our Business Manager or any of its affiliates; and (3) performs no other services for the Company, except as director.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the New York Stock Exchange (“NYSE”) or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE.  The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

Consistent with these considerations, after a review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management and our independent registered public accounting firm, the board has determined that Messrs. Borden, Glavin, Mahon, Meagher and Wierzbicki and Ms. Saban qualify as independent directors.

Board Leadership Structure and Risk Oversight

We have separated the roles of the president and chairman of the board in recognition of the differences between the two roles.  Ms. Gujral, in her role as both our president and the president, chief executive officer and director of IREIC, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company.  Mr. Parks serves as our chairman of the board, organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring the Company’s performance and the performance of our Business Manager and our property managers, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Inland American Apartment Management LLC (collectively, our “Property Managers”), as well as the third-party managers that manage our lodging properties.  Mr. Parks presides over meetings of the board of directors and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors.

Although we do not have a lead independent director, our board of directors believes that the current structure is appropriate.  Our board believes that it is able to effectively provide independent oversight of our business and affairs, including risks facing the Company, without a lead independent director through the composition of our board of directors, the strong leadership of the independent directors and the independent committees of our board. Each director is an equal participant in decisions made by the full board of directors, and the six independent directors meet in executive session regularly. Our full board of directors, including a majority of our independent directors not otherwise interested in the transactions, is responsible for approving all transactions between us and our Business Manager or its affiliates and for approving the compensation paid to our Business Manager and its affiliates as reasonable in relation to the nature and quality of services to be performed.  In addition, each board member is kept apprised of our business and developments impacting our business and has complete and open access to the members of our management team, our Business Manager and our Property Managers.

Our board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.  The full board is actively involved in overseeing risk management for the Company.  Our board of directors oversees risk through: (1) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business; (2) the required approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties, financings and our agreements with our Business Manager, our Property Managers and the ancillary service providers; (3) the oversight of our business by the audit and management and disclosure committees; and (4) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Communicating with Directors

Stockholders wishing to communicate with our board and the individual directors may send communications to our corporate secretary at: 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Corporate Secretary of Inland American Real Estate Trust, Inc.  Our corporate secretary will review and forward all correspondence to the appropriate person or persons for a response.

Our non-retaliation policy, also known as our “whistleblower” policy, prohibits us, or any of the employees of the Business Manager or its affiliates, from retaliating or taking any adverse action against anyone for raising a concern, including concerns about accounting, internal controls or auditing matters.  Employees of the Business Manager or its affiliates preferring to raise their concerns in a confidential or anonymous manner may do so by contacting our compliance officer at (630) 218-8000, ext. 4743.  The hotline is available twenty-four hours a day, seven days a week to receive reports of ethical concerns or incidents.  Callers to this hotline may choose to remain anonymous.  A complete copy of our non-retaliation policy may be found on our website at www.inland-american.com.

Audit Committee

Our board has formed an audit committee comprised of four independent directors, Messrs. Borden, Glavin, Mahon and Meagher.  The board has determined that Mr. Mahon, the chairman of the committee, qualifies as an “audit committee financial expert” as defined by the SEC, and that each member of the committee is independent in accordance with the standards set forth in the committee’s charter.  The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm; (4) the adequacy of our internal controls; and (5) the performance of our independent registered public accounting firm.  The report of the committee is included in this proxy statement.  The audit committee has adopted a written charter, which is available on our website at www.inland-american.com under the “Corporate Governance” tab.

Other Committees

Our board does not have a designated compensation committee, or a charter that governs the compensation process.  Instead, the full board of directors performs the functions of a compensation committee, including reviewing and approving all forms of compensation for our independent directors.  In addition, our independent directors determine, at least annually, that the compensation that we contract to pay to our Business Manager is reasonable in relation to the nature and quality of services performed or to be performed, and is within the limits prescribed by our Charter and applicable law.  Our board does not believe that it requires a separate compensation committee at this time because we do not separately compensate our executive officers for their service as officers, nor do we reimburse either our Business Manager or our Property Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements.  For these purposes, our corporate secretary will not be considered an “executive officer.”  In addition, the amount of non-qualified stock options granted to our independent directors is fixed under our independent stock option plan.

Our management and disclosure committee, which is comprised of certain of our executive officers, may, upon the request of the independent directors, recommend the amount of compensation to be paid to our independent directors.  However, our board has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation.

Our board also does not have a designated nominating committee, or a charter that governs the director nomination process.  Instead, the full board of directors performs the functions of a nominating committee, including identifying and selecting nominees for election at the annual meeting of stockholders.  Under our Charter, our independent directors are solely responsible for nominating replacements for vacancies among our independent directors.  Our board believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified, and their qualifications assessed, under a process free from conflicts of interest.  Because independent director nominations are handled by our independent directors, our board does not believe that the creation of a standing nominating committee is necessary at this time.

The board considers all qualified candidates recommended by stockholders, directors and officers for nomination as a director.  In selecting candidates for director positions, the board takes into account many factors and evaluates each candidate in light of, among other things, the candidate’s knowledge, experience, judgment and skills such as an understanding of the real estate or securities industry, accounting or financial reporting and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings.  As required by our Charter, a director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire the type of assets we acquire, and at least one of our independent directors must have at least three years of relevant real estate experience.  The board also considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds.  The board evaluates each individual candidate by considering all aforementioned factors as a whole, favoring active deliberation rather than the use of rigid formulas to assign relative weights to these factors.

With respect to nominations by stockholders, nominations must be submitted in accordance with the procedures specified in Article II, Section 9 of our Amended and Restated Bylaws, as amended.  Generally, this requires that the stockholder send certain information about the nominee to our secretary between ninety and 120 days prior to the first anniversary of the annual meeting held in the prior year.

Code of Ethics

Our board has adopted a code of ethics applicable to our directors, officers and employees which is available on our website at www.inland-american.com.  In addition, printed copies of the code of ethics are available to any stockholder, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board has nominated the eight individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify.  Messrs. Borden, Glavin, Mahon, Meagher and Wierzbicki and Ms. Saban have been nominated to serve as independent directors.  Mr. Parks and Ms. Gujral also have been nominated to serve as directors.  If you return a proxy card but do not indicate how your shares should be voted, they will be voted “for” each of the nominees.  We know of no reason why any nominee will be unable to serve if elected.  If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.  If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders.  The following gives information, provided by the nominees, about their principal occupation, business, experience and other matters. All ages are stated as of January 1, 2010.

Robert D. Parks, 66.  Chairman of the board and director since October 2004.  Mr. Parks has been a principal of the Inland real estate organization since May 1968 and is currently chairman of IREIC, a position he has held since November 1984.  Mr. Parks has been a director of Inland Investment Advisors, Inc. since June 1995, and also served as a director of Inland Securities Corporation from August 1984 until June 2009.  Mr. Parks served as a director of Inland Real Estate Corporation from 1994 to June 2008, and served as chairman of the board from May 1994 to May 2004 and president and chief executive officer from 1994 to April 2008.  He also served as a director and chairman of the board of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 to March 2006, and as chief executive officer until December 2004.  Mr. Parks also has served as the chairman of the board and a director of Inland Diversified Real Estate Trust, Inc. since its inception in June 2008 and as the chairman of the board and a director of Inland Western Retail Real Estate Trust since its inception in March 2003.  Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC.  He oversees and coordinates the marketing of all investments and investor relations.

He received his bachelor degree from Northeastern Illinois University, Chicago, Illinois, and his master’s degree from the University of Chicago and later taught in Chicago’s public schools. He is a member of the Real Estate Investment Association, the Foundation for Financial Planning and the National Association of Real Estate Investment Trusts, or “NAREIT.”

With over forty years of experience in the commercial real estate industry, our board believes Mr. Parks has the depth of experience to implement our business strategy.  As the current or past chairman of the board of each of the other real estate investment trusts, or “REITs,” sponsored by IREIC, including as the past chairman of a NYSE-listed REIT, our board believes Mr. Parks has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as our chairman.

J. Michael Borden, 73.  Independent director since October 2004.  Mr. Borden is president and chief executive officer of Rock Valley Trucking Co., Inc., Total Quality Plastics, Inc., Rock Valley Leasing, Inc., Hufcor Inc. and Airwall, Inc.  Mr. Borden also served as the president and chief executive officer of Freedom Plastics, Inc. through February 2009, at which time it filed a voluntary petition for a court-supervised liquidation of all of its assets in the Circuit Court of Rock County, Wisconsin.  Mr. Borden also is the chief executive officer of Hufcor Asia Pacific in China and Hong Kong, Marashumi Corp. in Malaysia, Hufcor Australia Group, and F. P. Investments a Real Estate Investment Company.  He currently serves on the board of directors of Dowco, Inc., M&I Bank, Competitive Wisconsin, St. Anthony of Padua Charitable Trust and Great Lakes Packaging, is a trustee of The Nature Conservancy and is a regent of the Milwaukee School of Engineering.  Mr. Borden previously served as chairman of the board of the Wisconsin Workforce Development Board and as a member of the SBA Advisory Council and the Federal Reserve Bank Advisory Council.  He was named Wisconsin entrepreneur of the year in 1998. Mr. Borden received a bachelor degree in accounting and finance from Marquette University, Milwaukee, Wisconsin.  He also attended a master of business administration program in finance at Marquette University.

Over the past twenty-five years, Mr. Borden’s various businesses have routinely entered into real estate transactions in the ordinary course of business, allowing him to develop experience in acquiring, leasing, developing and redeveloping real estate assets.  Our board believes that this experience qualifies him to serve as a director on our board.

Thomas F. Glavin, 49.  Independent director since October 2007.  Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies.  Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs.  At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls.  In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation.  In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for the past seventeen years.  Since 1997, Mr. Glavin has been a partner in Gateway Homes, which has zoned, developed and manages a 440 unit manufactured home park in Frankfort, Illinois.  Mr. Glavin received his bachelor degree in accounting from Michigan State University in East Lansing, Michigan and a master of science in taxation from DePaul University in Chicago, Illinois.  Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

Mr. Glavin has worked in the accounting profession for over twenty-seven years, including in the real estate industry while at Vavrus & Associates.  Through this experience, Mr. Glavin is able to assist the board in fulfilling its oversight responsibility relating to the integrity of our financial statements and the adequacy of our internal controls, among other things.

Brenda G. Gujral, 67.  President and director since October 2004.  Ms. Gujral also serves as president, chief executive officer and a director of IREIC.  She served as president and a director of IREIC from July 1987 through June 1992, at which time she took a leave to work in a family business. She returned to Inland in a part-time position from October 1995 until January 1998, at which time she was again named president and a director of IREIC.  Ms. Gujral was then appointed chief executive officer of IREIC in January 2008.  She has been a director of Inland Securities Corporation since January 1997, and served as its president and chief operating officer from January 1997 to June 2009.  Additionally, Ms. Gujral has served as a director of Inland Investment Advisors, Inc. since January 2001 and has been a director of Inland Western Retail Real Estate Trust, Inc. since its inception in March 2003, serving as its chief executive officer from June 2005 until November 2007.  Ms. Gujral also has served a director of Inland Diversified Real Estate Trust, Inc. since its inception in June 2008, and served as its president from June 2008 to May 2009.  She has been the chairman of the board of Inland Real Estate Exchange Corporation since May 2001 and a director of Inland Opportunity Business Manager & Advisor, Inc. since April 2009, and was a director of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 until it was acquired in February 2007.

Ms. Gujral has overall responsibility for the operations of IREIC, including investor relations, regulatory compliance and filings, review of asset management activities and broker-dealer marketing and communication.  Ms. Gujral works with internal and outside legal counsel in structuring IREIC’s investment programs and in connection with preparing offering documents and registering the related securities with the SEC and state securities commissions.  Ms. Gujral has been able to draw on this these experiences both during our capital raising stage and during this period in which we continue to acquire and operate real estate assets.  Our board believes that this experience, coupled with her leadership of IREIC, uniquely qualify Ms. Gujral to serve as a member of our board.

Ms. Gujral has been with the Inland organization for thirty years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission, establishing an office in Portland, Oregon, to implement land use legislation for that state. Ms. Gujral graduated from California State University.  She holds Series 7, 22, 39 and 63 certifications from the Financial Industry Regulatory Authority (“FINRA”), and is a member of NAREIT.

David Mahon, 47.  Independent director since October 2004.  Mr. Mahon currently serves as managing director of GE Antares Capital and is one of GE Antares’ senior professionals with over twenty years of leveraged finance experience.  Mr. Mahon is responsible for structuring and syndicating GE Antares’ transactions.  Previously, Mr. Mahon also was primarily responsible for purchasing and trading investments for Antares’ securitized investment funds.  Prior to forming Antares, Mr. Mahon spent six years at Heller Financial, the last three years of which he worked within the capital markets group.  He also spent three years with Citicorp’s leveraged capital group and started his career at Arthur Andersen.  Mr. Mahon currently serves on the board of directors for Noodles & Company, an operator and franchisor of over 200 casual dining restaurants.  Mr. Mahon is a certified public accountant and a graduate of Augustana College, Rock Island, Illinois.  He holds Series 7 and 63 certifications from FINRA.

As a result of his financial experience and expertise, Mr. Mahon is able to provide valuable insight and advice with respect to our financial risk exposures, our financial reporting process and our system of internal controls.  In fact, Mr. Mahon, who currently serves as the chairman of the audit committee of our board, qualifies as an “audit committee financial expert” as defined by the SEC.

Thomas F. Meagher, 79.  Independent director since October 2004.  Mr. Meagher currently serves on the board of directors of DuPage Airport Authority and the TWA Plan Oversight Committee.  He also is a former member of the board of trustees of Edward Lowe Foundation, The Private Bank Corp. and the Chicago Chamber of Commerce.  Mr. Meagher has previously served on the board of directors of UNR Industries, Rohn Towers, Greyhound Lines Inc., Festival Airlines, Lakeside Bank and Trans World Airlines, where he served as chairman of the board for two years and participated in the sale of the company to American Airlines.

Mr. Meagher began his business career in 1958 when he was selected by American Airlines for its management training program.  He subsequently joined Continental Air Transport of Chicago as Executive Vice-President in 1964. In 1970, Mr. Meagher was appointed the first president and chief executive officer of the Chicago Convention and Tourism Bureau, returning to Continental Air Transport as president and chief executive officer in 1972. In 1980, Mr. Meagher purchased Howell Tractor and Equipment Company, a large heavy construction equipment dealership, and sold the company in April 2005. He is the principal stockholder and chairman of Professional Golf Cars of Florida.

Mr. Meagher received his bachelor degree from St. Mary’s University of Minnesota.  Upon graduation, he entered the U.S. Marine Corps Officer Candidate Program, serving with the 2nd Marine Air Wing and achieving the rank of Captain.  Mr. Meagher also attended graduate business school at the University of Chicago.

As his biography demonstrates, Mr. Meagher has served on the boards of directors of numerous public and private entities.  Our board believes that this experience positions him well to serve on our board.

Paula Saban, 56.  Independent director since October 2004.  Ms. Saban has worked in the financial services and banking industry for over twenty-five years.  She began her career in 1978 with Continental Bank, which later merged into Bank of America.  From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and in traditional lending areas.  She also managed client service teams and developed numerous client satisfaction programs.  In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly-held companies and entrepreneurs.  In addition to managing a diverse client portfolio, she was responsible for client management and overall client satisfaction.  She retired from Bank of America in 2006 as a senior vice president/private client manager.  In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she is president and a principal stockholder.  As president of Newport Distribution, Ms. Saban has insight into the development and construction industry, to which the Company has exposure as a result of its investments in joint ventures.  Ms. Saban is able to convey these insights to our board, thus making a valuable addition to our board.

Ms. Saban received her bachelor degree from MacMurray College, Jacksonville, Illinois, and her master of business administration from DePaul University, Chicago, Illinois.  She holds Series 7 and 63 certifications from FINRA. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways.  She currently serves as Legislative Chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54.

William J. Wierzbicki, 63.  Independent director since October 2005.  Mr. Wierzbicki is a registered Professional Planner in the Province of Ontario, Canada, and is a member of both the Canadian Institute of Planners and the Ontario Professional Planners Institute.  Mr. Wierzbicki is the sole proprietor of “Planning Advisory Services,” a land-use planning consulting service providing consultation and advice to various local governments, developers and individuals. Through Planning Advisory Services, Mr. Wierzbicki is the planner for the Municipalities of Huron Shores and Price Township as well as the Town of Chapleau.  Mr. Wierzbicki previously served as the Coordinator of Current Planning with the City of Sault Ste. Marie, Ontario.  In that capacity, his expertise was in the review of residential, commercial and industrial development proposals.  Mr. Wierzbicki led the program to develop a new Comprehensive Zoning By-Law for the City of Sault Ste. Marie.  Mr. Wierzbicki was the leader of the team that developed the Sault Ste. Marie’s Industrial Development Strategy.  More recently he has completed a Community Development Plan for Batchwana First Nation’s Rankin site and an Official Plan for the Township of Prince.  Mr. Wierzbicki received an architectural technologist diploma from the Sault Ste. Marie Technical and Vocational School in Ontario, Canada, and attended Sault College and Algoma University.

Mr. Wierzbicki’s extensive experience in the commercial real estate industry, including with real estate developments, qualifies him to serve on our board.  In addition, if we determine to acquire any real estate assets in Canada in the future, Mr. Wierzbicki’s expertise in the Canadian real estate market will be useful to our board.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the election of all eight nominees.

Independent Director Compensation

We pay each of our independent directors an annual fee of $30,000 plus $1,000 for each in-person meeting of the board and $500 for each meeting of the board attended by telephone.  We also pay the chairperson of the audit committee an annual fee of $10,000 plus $1,000 for our independent directors for each in-person meeting of the audit committee and $500 for each meeting of the audit committee attended by telephone, and the chairperson of any other committee, including any special committee, an annual fee of $5,000.  We pay our independent directors $500 for each meeting of any committee of the board attended by telephone.  We reimburse all of our directors for any out-of-pocket expenses incurred by them in attending meetings.  In addition, on the date of each annual meeting of stockholders, we grant to each independent director then in office options to purchase 500 shares of our common stock under our independent director stock option plan.  We do not compensate any director that also is an employee of our Company, our Business Manager or its affiliates.

The following table further summarizes compensation earned by the independent directors for the year ended December 31, 2009.

	Fees Earned in Cash ($)	Option Awards ($)(1)	Total ($)
J. Michael Borden	58,000	4,475	62,475
Thomas F. Glavin	62,250	4,475	66,725
David Mahon	70,500	4,475	74,975
Thomas F. Meagher	59,500	4,475	63,975
Paula Saban	63,750	4,475	68,225
William J. Wierzbicki	53,500	4,475	57,975

(1)  With the exception of Mr. Glavin, each independent director had options to purchase 5,000 shares of our common stock outstanding at December 31, 2009.  Mr. Glavin had options to purchase 4,000 shares of our common stock outstanding at December 31, 2009.  All options have been granted pursuant to our independent director stock option plan.

Meetings of the Board of Directors, Audit Committee and Stockholders

During the year ended December 31, 2009, our board met twenty times and the audit committee met ten times.  Each of our directors attended at least 75% of the aggregate amount of the meetings of the board, and any committee on which he or she served, in 2009.  We encourage our directors to attend our annual meetings of stockholders.  All of our directors attended the annual meeting of stockholders held in 2009.

EXECUTIVE COMPENSATION

Executive Officers

The board of directors annually elects our executive officers.  These officers may be terminated at any time.  In addition to Mr. Parks and Ms. Gujral, whose biographies are set forth above, the following individuals serve as our executive officers.  All ages are stated as of January 1, 2010.

Roberta S. Matlin, 65.  Vice president — administration since October 2004.  Ms. Matlin joined IREIC in 1984 as director of investor administration and currently serves as a director and senior vice president of IREIC, in the latter capacity directing its day-to-day internal operations.  Ms. Matlin also has been a director of Inland Real Estate Exchange Corporation since May 2001, a director of Inland Institutional Capital Partners Corporation since May 2006 and a director of Pan American Bank since December 2007.  She also has served as a director and president of Inland Investment Advisors, Inc. since June 1995 and Intervest Southern Real Estate Corporation since July 1995 and a director and vice president of Inland Securities Corporation since July 1995.  Ms. Matlin also has served as the president of our Business Manager since its inception in October 2004.  She has served as vice president of Inland Diversified Real Estate Trust, Inc. since June 2008, and served as vice president of administration of Inland Western Retail Real Estate Trust, Inc. from 2003 until 2007, vice president of administration of Inland Retail Real Estate Trust, Inc. from 1998 until 2004, vice president of administration of Inland Real Estate Corporation from 1995 until 2000 and trustee and executive vice president of Inland Mutual Fund Trust from 2001 until 2004. Prior to joining Inland, Ms. Matlin worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services.  Ms. Matlin is a graduate of the University of Illinois in Champaign.  She holds Series 7, 22, 24, 39, 63 and 65 certifications from FINRA.

Lori Foust, 45.  Treasurer since October 2005 and our principal financial officer since September 2007.  Ms. Foust also has served as the chief financial officer of our Business Manager since October 2005 and as a director and the treasurer of our consolidated joint venture Minto Builders (Florida), Inc. since January 2006. Ms. Foust also served as the treasurer of Inland Diversified Real Estate Trust, Inc. from June 2008 to November 2009 and served as the principal accounting officer of Inland Western Retail Real Estate Trust, Inc. from February 2004 to March 2006. Ms. Foust joined the Inland organization in 2003, in the capacity of vice president of Inland Western Retail Real Estate Advisory Services, Inc. Prior to joining the Inland organization, Ms. Foust worked in the field of public accounting and was a senior manager in the real estate division for Ernst and Young, LLP. She received her bachelor of science degree in accounting and her master of business administration from the University of Central Florida.  Ms. Foust is a certified public accountant and a member of the American Institute of Certified Public Accountants.

Jack Potts, 40.  Principal accounting officer since September 2007. Mr. Potts also has served as the chief accounting officer of our Business Manager since September 2007.  Prior to joining the Inland organization, Mr. Potts held various positions with Equity Office Properties Trust, Inc., in accounting and financial reporting. Prior to working at Equity Office, Mr. Potts worked in the field of public accounting and was a manager in the real estate division for Ernst and Young LLP.  He received a bachelor degree in accounting from the Michigan State University in East Lansing, Michigan. Mr. Potts is a certified public accountant.

Scott W. Wilton, 49.  Secretary since October 2004.  Mr. Wilton joined The Inland Group in January 1995. He is assistant vice president of The Inland Real Estate Group, Inc. and assistant counsel with The Inland Real Estate Group law department.  Mr. Wilton previously served as secretary of Inland Western Retail Real Estate Trust, Inc. from March 2003 to November 2005, as secretary of Inland Real Estate Exchange Corporation from May 2001 to August 2009 and as secretary of Inland Retail Real Estate Trust, Inc. and Inland Retail Real Estate Advisory Services, Inc. from September 1998 to December 2004.  Mr. Wilton is involved in all aspects of The Inland Group’s business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters and litigation management.  He received bachelor degrees in economics and history from the University of Illinois, Champaign, in 1982 and his law degree from Loyola University, Chicago, Illinois, in 1985. Prior to joining The Inland Group, Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate, corporate transactions and litigation.

Compensation of Executive Officers

All of our executive officers are officers and employees, respectively, of one or more of the affiliates of our Business Manager and are compensated by those entities, in part, for services rendered to us.  We do not separately compensate our executive officers, nor do we reimburse either our Business Manager or our Property Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements.  As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis” or a report from our board of directors with respect to executive compensation.  The fees we pay to the Business Manager and Property Managers under the business management agreement or the property management agreements are described in more detail under “Certain Relationships and Related Transactions.”

In the future, our board may decide to pay annual compensation or bonuses or long-term compensation awards to one or more persons for services as officers. We also may, from time to time, grant restricted shares of our common stock to one or more of our officers.  If we decide to pay our named executive officers in the future, the board of directors will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable to the executive officers with respect to the current or future value of our shares.

Stock Option Grants

Under our independent director stock option plan, we have authorized and reserved a total of 75,000 shares of our common stock for issuance.  The number and type of shares that could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if we split our stock, are consolidated or are recapitalized.  If this occurs, the exercise price of the options will be correspondingly adjusted.

The independent director stock option plan generally provides for the grant of non-qualified stock options to purchase 3,000 shares to each independent director upon his or her appointment subject to satisfying the conditions set forth in the plan.  The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholder’s meeting to each independent director then in office.  The exercise price for all options is equal to the fair market value of our shares, as defined in the plan, on the date of each grant.  However, options may not be granted at any time when the grant, along with the grants to be made at the same time to other independent directors, would exceed 9.8% in value of our issued and outstanding shares of stock or 9.8% in value or number of shares, whichever is more restrictive, of our issued and outstanding shares of common stock.

One-third of the options granted following an individual initially becoming an independent director are exercisable beginning on the date of their grant, one-third become exercisable on the first anniversary of the date of their grant and the remaining one-third become exercisable on the second anniversary of the date of their grant.  All other options granted under the independent director stock option plan become fully exercisable on the second anniversary of their date of grant.

Options granted under the independent director stock option plan are exercisable until the first to occur of: the tenth anniversary of the date of grant; the removal for cause of the person as an independent director; or three months following the date the person ceases to be an independent director for any other reason except death or disability.

All options generally are exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an independent director.  However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option.  Notwithstanding any other provisions of the independent director stock option plan to the contrary, no option issued pursuant thereto may be exercised if exercise would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended.

No option may be sold, pledged, assigned or transferred by an independent director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our assets, the independent director stock option plan will terminate, and any outstanding unexercised options will terminate and be forfeited.  However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger.  Additionally, our board may provide for other alternatives in the case of a dissolution, liquidation, consolidation or merger.

Certain Relationships and Related Transactions

We pay our Business Manager and its affiliates various fees and compensation.  The following is a summary of the fees and compensation we paid to our Business Manager and its affiliates during the year ended December 31, 2009.

We have paid affiliates of our Business Manager, including Inland Securities Corporation (“Inland Securities”), for services incurred in connection with the public offerings of our common stock.  Inland Securities served as the dealer manager for both our initial and our follow-on public offerings and was entitled to receive a selling commission equal to 7.5% of the sale price for each share sold in the “best efforts” offering, a marketing contribution equal to 2.5% of the gross offering proceeds from shares sold in the “best efforts” offering and additional 0.5% of these gross offering proceeds.  For the year ended December 31, 2009, these fees and expenses totaled approximately $25.7 million.  Inland Securities was permitted to reallow up to 7% of the selling commissions, and up to 1.5% of the marketing contribution and all or any portion of the due diligence expense allowance, to soliciting dealers.  For the year ended December 31, 2009, Inland Securities reallowed approximately $20.2 million of these fees and expenses.

In accordance with the terms of our public offerings, the Business Manager guaranteed payment of all public offering expenses (excluding selling commissions, the marketing contribution and the due diligence expense allowance) in excess of 4.5% of the gross offering proceeds or all organization and offering expenses (including selling commissions) which together exceed 15% of gross offering proceeds.  Offering costs did not exceed these limitations in either of our public offerings.

After our stockholders have received a non-cumulative, non-compounded return of 5.0% per annum on their “invested capital,” we pay our Business Manager an annual business management fee of up to 1% of the “average invested assets,” payable quarterly in an amount equal to 0.25% of the average invested assets as of the last day of the immediately preceding quarter.  For these purposes, “average invested assets” means, for any period, the average of the aggregate book value of our assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by real estate assets, including amounts invested in REITs and other real estate operating companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period.  We pay this fee for services provided or arranged by our Business Manager, such as managing our day-to-day business operations, arranging for the ancillary services provided by other affiliates and overseeing these services, administering our bookkeeping and accounting functions, consulting with our board, overseeing our real estate assets and providing other services as our board deems appropriate.  For the year ended December 31, 2009, we incurred a business management fee in an amount equal to $39.0 million, or approximately 0.38% of our “average invested assets” on an annual basis, of which $12.0 million remained unpaid as of December 31, 2009.

We pay Inland Investment Advisors, Inc. fees on a monthly basis totaling 1% of the first $1 to $5 million of marketable securities under management, 0.85% of marketable securities from $5 to $10 million, 0.75% of marketable securities from $10 to $25 million, 0.65% of marketable securities from $25 to $50 million, 0.60% of marketable securities from $50 to $100 million and 0.50% of marketable securities above $100 million.  Notwithstanding the above, the total annual fees paid to Inland Investment Advisors plus the annual business management fee paid to our Business Manager may not exceed the amounts we may pay as the annual business management fee.  During the year ended December 31, 2009, we paid fees equal to approximately $1.3 million.

We also reimburse our Business Manager or its affiliates for all expenses that it, or any affiliate, including Inland Securities, pays or incurs on our behalf, including the salaries and benefits of persons employed by the Business Manager or its affiliates and performing services for us, except for the salaries and benefits of persons who also serve as one of the executive officers or as an executive officer of the Business Manager.  For the year ended December 31, 2009, we incurred approximately $9.0 million of these costs.  In addition, for any year in which we qualify as a REIT, our Business Manager must reimburse us for the amounts, if  any, by which the total operating expenses paid during the previous year exceed the greater of 2% of the average invested assets for that year or 25% of net income for that year, subject to certain adjustments. Our total operating expenses did not exceed these limits during the year ended December 31, 2009.

Additionally, we pay the Business Manager a fee for services performed in connection with acquiring a controlling interest in a REIT or other real estate operating company.  Acquisition fees, however, are not paid for acquisitions solely of a fee interest in property.  The amount of the acquisition fee is equal to 2.5% of the aggregate purchase price paid to acquire the controlling interest.  We paid no acquisition fees during the year ended December 31, 2009.

We pay our Property Managers, entities owned principally by individuals who are employed by or affiliated with our Business Manager, a monthly fee equal to up to 4.5% of the gross income of each property managed directly by the Property Managers, their affiliates or agents.  We also pay our Property Managers, based on the type of property managed, a monthly oversight fee of up to 1% of the gross income from each property managed directly by entities other than our Property Managers, their affiliates or agents.  We do not pay any oversight fees with respect to our lodging properties.  We paid our Property Managers management fees of approximately $26.4 million for the year ended December 31, 2009.  We did not pay any oversight fees for the year ended December 31, 2009.

We pay Inland Mortgage Servicing Corporation, an affiliate of our Business Manager, $200 per loan per month for servicing our loans and $225 per loan per month in respect of any loans related to our lodging properties.  For the year ended December 31, 2009, we paid loan servicing fees totaling approximately $0.5 million. We also pay Inland Mortgage Brokerage Corporation, another affiliate of our Business Manager, a fee equal to 0.2% of the principal amount of each loan placed for us.  During the year ended December 31, 2009, we paid Inland Mortgage Brokerage Corporation fees totaling approximately $2.5 million.

In connection with our public “best efforts” offerings, we established a discount stock purchase policy for related parties and related parties of our Business Manager that permitted these persons to purchase shares of common stock at either $8.95 or $9.50 a share depending on when the shares were purchased.  For the year ended December 31, 2009, we sold approximately

18,100 shares to related parties and recognized an expense of approximately $14,000 related to these discounts.

As of December 31, 2009, we had deposited $25.3 million in Inland Bank and Trust, a subsidiary of Inland Bancorp, Inc., an affiliate of The Inland Real Estate Group, Inc.

On February 24, 2009, we purchased from an unaffiliated third party convertible bonds of Inland Real Estate Corporation, a REIT previously sponsored by our sponsor, with a face value of $35.0 million, for approximately $25.0 million. We sold these bonds in the third quarter of 2009 for a total gain of $6.0 million.

On April 30, 2009, we purchased two properties from Inland Western Retail Real Estate Trust, Inc. (“Inland Western”), another REIT previously sponsored by our sponsor, for approximately $99.0 million.  We assumed debt in an amount equal to approximately $63.1 million, bearing interest at a rate equal to 4.3% per annum, in the transaction. On June 24, 2009, we purchased a property from Inland Western for approximately $62.6 million.  We assumed debt in an amount equal to $44.5 million, bearing interest at a rate equal to 5.34% per annum, in the transaction. In each case, the acquisition was approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction and the price for the property was less than the cost paid by Inland Western and less than the appraised of the property.

Policies and Procedures with Respect to Related Party Transactions

Our Charter contains provisions setting forth our ability to engage in certain related party transactions.  Our board reviews all of these transactions and, as a general rule, any related party transactions must be approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction.   In determining whether to approve or authorize a particular related party transaction, these directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.  We believe that our general policies and procedures regarding related party transactions also are evidenced by the disclosures in this proxy statement and our prior proxy statements under the caption “Certain Relationships and Related Transactions.” We may in the future adopt written policies and procedures regarding related party transactions.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Company’s management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), designing and implementing a system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  Our independent registered public accounting firm is responsible for auditing the financial statements.  The audit committee is responsible for monitoring and reviewing these procedures and processes.  The audit committee is comprised of four independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter.  The board has determined that Mr. Mahon qualifies as an “audit committee financial expert” as defined by the SEC.  With the exception of Mr. Glavin, the members of the audit committee are not professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm.  The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with GAAP.

During the year ended December 31, 2009, the audit committee met ten times.  During these meetings, the members of the audit committee met with representatives of the members of the Company’s management and with the Company’s independent registered public accounting firm, KPMG LLP.  The committee discussed numerous items at these meetings including KPMG’s responsibilities to the Company and its audit plan for the year ended December 31, 2009.

The audit committee reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2009 with the Company’s management.  Management has advised the committee that each set of financial statements reviewed had been prepared in accordance with GAAP, and reviewed significant account and disclosure issues with the committee.

The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee obtained a formal written statement from KPMG, describing all relationships between KPMG and the Company that might bear on KPMG’s independence.  In addition the audit committee discussed any relationships that may have an impact on KPMG’s objectivity and independence and reviewed audit and non-audit fees paid to KPMG and the written disclosures and letter from KPMG to the committee, as required by the PCAOB Ethics and Independence Rule 3526,

Communication with Audit Committees Concerning Independence.  The audit committee has concluded that the independent registered public accounting firm is independent from the Company.

Based on the above-mentioned review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

The Audit Committee

David Mahon, Chairman
J. Michael Borden

Thomas F. Glavin
Thomas F. Meagher

PROPOSAL NO. 2 — RATIFY APPOINTMENT OF KPMG LLP

The audit committee has selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  We are asking our stockholders to ratify the selection even though your approval is not required.  Further, even if you do not approve the selection of KPMG, we will not replace them for this year due to the added expense and delay that would result from replacing them and selecting a new firm.  Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.  If you return a proxy card but do not indicate how your shares should be voted, they will be voted “for” the appointment of KPMG.

Representatives of KPMG will attend the annual meeting.  These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF THE BOARD:  The audit committee recommends that you vote “FOR” the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by KPMG for the audit of our annual financial statements for the years ended December 31, 2009 and 2008, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2009 and 2008, respectively.

	Year ended December 31,
Description	2009	2008

Audit fees(1)	$1,308,000	$1,046,586
Audit-related fees(2)	$13,000	$336,000
Tax fees(3)	$454,883	$650,544
All other fees(4)	—	$160,315
TOTAL	$1,775,883	$2,193,445

(1)                                 Audit fees consist principally of fees paid for the audit of our annual financial statements and review of our financial statements included in our quarterly reports on Form 10-Q.

(2)                                 Audit-related fees are fees paid for professional services performed in connection with the review of our financial statements that were included in the registration statements, as amended, for the public offering of our common stock.

(3)                                  Tax fees are comprised of tax compliance fees.

(4)                                  Other fees relate to due diligence services provided in connection with a potential investment in a joint venture.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by KPMG, and actively monitors the relationship between audit and non-audit services provided by KPMG.  The audit committee concluded that all services rendered by KPMG during the years ended

December 31, 2009 and 2008, respectively, were consistent with maintaining KPMG’s independence.  Accordingly, the audit committee has approved all of the services provided by KPMG.  As a matter of policy, the Company will not engage its primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting.  The policy also includes limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve any engagements to render services provided by the Company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service.  During the year, the audit committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved.  The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

During 2008, certain consulting and compliance-related tax fees for services performed by KPMG exceeded the amounts pre-approved by the audit committee.  The audit committee did, however, approve, ratify and confirm the excess fees in January 2009. In addition, the audit committee and KPMG concluded that these additional fees did not affect KPMG’s independence.

PROPOSAL NO. 3 —
AMENDMENTS TO OUR CHARTER

On May 17, 2010, our board of directors adopted resolutions declaring the following amendments to our Charter advisable and recommending that our stockholders approve the amendments at the annual meeting.  These amendments to the Charter are described below.  The underscored language represents the proposed new language and the strike-through text represents the proposed deleted language.  A form of Sixth Articles of Amendment and Restatement, marked to reflect these proposed amendments to our Charter, including any necessary conforming changes thereto, is attached to this proxy statement as Annex A, and this summary of the provisions of our Charter is qualified in its entirety by reference to Annex A.  Unless otherwise defined herein, capitalized terms used in this proposal have the same meanings as set forth in the Charter.

The proposed amendments to our Charter would amend Article X, which relates to stockholder rights, including the right to inspect and obtain copies of our records.  Specifically, Section 10.1 of the Charter currently permits any stockholder to present to any officer or the Company’s resident agent a written request for our “stockholder list,” which is an alphabetical list of names and addresses of our stockholders along with the number of shares of equity stock held by each of them.  Section 10.1 presently grants any stockholder broad access the stockholder list, which, although seemingly beneficial, may result in unintended consequences to the Company and, ultimately, its stockholders.  In the past, persons holding small numbers of shares have taken advantage of these provisions to obtain the names and addresses of the Company’s other stockholders for the purpose of making unsolicited offers to purchase their securities for a per share price significantly less than the price at which the holders purchased the shares.  These offers, when made for fewer than 5% of our outstanding securities, are considered “mini-tender” offers.  We believe that these mini-tender offers are potentially harmful to our stockholders, as they are not subject to the filing, disclosure and procedural requirements established by the SEC for formal tender offers.  In addition, responding to these mini-tender offers can be both costly and time consuming for the Company.  As of May 1, 2010, the Company had over 185,000 stockholders of record; the cost of preparing and mailing a response to a mini-tender offer is approximately $1.00 per stockholder.  Thus, responding to a single mini-tender offer may cost the Company nearly $200,000.

The proposed amendments to Section 10.1 would require stockholders seeking to review or copy the stockholder list to comply with provisions contained in the MGCL.  These provisions permit only those stockholders who, for at least six months, have been stockholders of record of at least 5% of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list.  The board believes that requiring persons to satisfy these standards will minimize, if not eliminate, the costs associated with responding to requests made by persons with a very limited economic interest in the Company.  Under Section 10.1 as proposed to be amended, all stockholders will retain the ability to inspect and obtain copies of the Company’s corporate documents, books of account and stock ledger, but the Company will only be obligated to undertake the significant effort and expense of producing a stockholder list for those stockholders that have a more significant stake in the Company.

Section 10.1(c) — (e) of our Charter, as proposed to be amended by this proposal, would read as follows:

10.1         Access to Corporate Documents and Records.

(c)           Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs~~; and (iii) present to any officer of the Company or its resident agent a written request for its Stockholder List (as herein defined), a copy of which shall be mailed to the Stockholders within ten (10) days of the request.  The Stockholder List shall be maintained and updated at least quarterly as part of the corporate documents and records of the Company and shall be printed on white paper in a readily readable type size (in no event smaller than ten (10) point type).  As used in this Section 10.1(c), the term “Stockholder List” means an alphabetical list of names and addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.~~.

(d)           Any person or group of persons who together are and for at least six months have been Stockholders of record of at least five percent (5.0%) of the Company’s outstanding Equity Stock of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books of account and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Stockholder List. As used in this Section 10.1, the term “Stockholder List” means an alphabetical list of names and addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.

(e)           ~~(d)~~ The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of corporate documents and records pursuant to this Section 10.1.  If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy any of the Company’s corporate documents and records, the Business Manager and the Directors shall be liable to any Stockholder for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the applicable corporate documents and records and for actual damages suffered by any Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the corporate documents and records is to secure the information for the purpose of selling the corporate documents and records or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company.  The Company may require any Stockholder requesting to inspect or obtain copies of corporate documents and records pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided in this Section 10.1(d) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law.

Under a related amendment, Section 10.2 of the Charter would be amended to include, as  subsection (e), a provision requiring any person making a tender offer, including any “mini-tender” offer, to comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements.  Section 10.2(e) would require any offeror to provide us notice of that tender offer at least ten business days before initiating the tender offer.  If the offeror did not comply with these provisions, we would have the right to redeem that person’s shares and any shares acquired in the tender offer.  In addition, the non-complying offeror would be responsible for all of our expenses in connection with that person’s noncompliance.  The board believes that the addition of Section 10.2(e) will further protect the Company and its stockholders by requiring any person or group seeking to tender for the Company’s shares to provide substantial disclosure regarding its or their offer.

Section 10.2(e) of our Charter, as proposed to be amended by this proposal, would read as follows:

(e)           If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of Equity Stock; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission.  In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer.  If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Equity Stock and any shares of Equity Stock acquired in such tender offer (collectively, the

“Tendered Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares of Equity Stock as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer.  The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company.  In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Article X, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company.  The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Article X.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.  This Article X shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the proposed amendments to Article X of our Fifth Articles of Amendment and Restatement, including any necessary conforming changes thereto.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our current or former officers or employees, or the current or former officers or employees of our subsidiaries, participated in any deliberations of our board of directors concerning executive officer compensation during the year ended December 31, 2009.  In addition, during the year ended December 31, 2009, none of our executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors.

STOCKHOLDER PROPOSALS

We have not received any stockholder proposals for inclusion in this year’s proxy statement.  Section 9(a) of Article II of our current bylaws requires that any stockholder intending to nominate a director or present a proposal for action by the stockholders at an annual meeting must provide, among other things, written notice to our corporate secretary not later than the close of business on the ninetieth day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  For our annual meeting to be held in 2011, a stockholder must provide written notice of a proposal not earlier than April 26, 2011 and not later than May 26, 2011.  A copy of our bylaws may be obtained by written request to our corporate secretary at the address provided below.

Our bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to SEC Rule 14a-8 or affect a stockholder’s right to present for action at an annual meeting any proposal so included.  Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting.  For our annual meeting to be held in 2011, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than January 28, 2011.

All stockholder proposals should be submitted in writing and addressed to our corporate secretary, at Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois  60523.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

ANNEX A

 ~~FIFTH~~SIXTH ARTICLES OF AMENDMENT AND RESTATEMENT

INLAND AMERICAN REAL ESTATE TRUST, INC.

~~To State Department of Assessments and Taxation, State of Maryland:~~

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST:                                                         The Company desires to amend and restate its ~~articles of incorporation~~charter as currently in effect and hereinafter amended.

SECOND:                                          The following provisions set forth in these ~~Fifth~~Sixth Articles of Amendment and Restatement are all the provisions of the ~~articles of incorporation~~charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is Inland American Real Estate Trust, Inc.  So far as may be practicable, the business of the Company shall be conducted and transacted under that name.  Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “Inland American Real Estate Trust, Inc.” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.

ARTICLE II
PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201.  The Company may have such other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine.  The resident agent of the Company is The Corporation Trust Incorporated, whose address is ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201.  The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV
DEFINITIONS

For the purposes of these Articles (as defined below) the following terms shall have the following meanings:

“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.

“Acquisition Fees” means the total of all fees and commissions, excluding Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to the Company, the Business Manager or any Affiliate of either) in connection with an investment in Real Estate Assets or purchasing, developing or constructing a Property by the Company.  For these purposes, the fees or commissions shall include any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fee, including points, or any fee of a similar nature, however designated, except for Development Fees and Construction Fees paid to any Person not Affiliated with the Sponsor or Business Manager in connection with the actual development and construction of a project, or fees in connection with temporary short-term investments acquired for purposes of cash management.

“Affiliate” means, with respect to any other Person:  (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Aggregate Debt Service” means, for any period, the aggregate amount of interest expense, principal amortization and other charges payable with respect to the Company’s outstanding borrowings and indebtedness, whether secured or unsecured, including all Loans, Senior Debt and Junior Debt.

“Articles” means these Fifth Articles of Amendment and Restatement.

“Asset Coverage” means the ratio equal to the value of total assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, divided by the aggregate amount of all unsecured borrowings of the Company.

“Average Invested Assets” means, for any period, the average of the aggregate book value of the Company’s assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by Real Estate

Assets, including amounts invested in Real Estate Operating Companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant period.  For purposes of calculating the Business Management Fee, Average Invested Assets will mean the average of the assets identified in the immediately preceding sentence as of the last day of the immediately preceding quarter for which the Business Management Fee is calculated.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

“Business Management Agreement” means that agreement entered into by and between the Company and the Business Manager.

“Business Management Fee” means the fee payable to the Business Manager pursuant to the Business Management Agreement.

“Business Manager” means Inland American Business Manager & Advisor, Inc., an Illinois corporation, or it successors and assigns.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Cash Flow” means, with respect to any period: (i) all cash receipts derived from investments in Real Estate Assets made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization; less (iii) cash receipts used to pay operating expenses (including the Business Management Fee), calculated in accordance with GAAP.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Competitive Real Estate Commission” means the real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of such Property.

“Construction Fee” means a fee or other remuneration for acting as general contractor or construction manager to construct improvements, supervise and coordinate projects on, or to provide major repairs to, or rehabilitation of, a Property.

“Contract Price” means the aggregate amount actually paid or allocated to the purchase, development, construction or improvement of a Real Estate Asset excluding Acquisition Fees and Acquisition Expenses.

“Dealer Manager” means Inland Securities Corporation, a Delaware corporation.

“Debt Service Coverage” means the ratio equal to annualized Net Income for the latest quarterly period divided by Aggregate Debt Service.

“Development Fee” means a fee paid to the Company for services rendered in connection with the development of a Property, including negotiating and approving plans and assisting in obtaining zoning, variances and financing for such Property.

“Director(s)” means the members of the Board of Directors (including Independent Directors).

“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

“Independent Director(s)” means the Directors who: (i) are not associated and have not been associated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, the Sponsor, the Business Manager or any of their Affiliates; (ii) do not serve as directors for another REIT originated by the Sponsor or advised by the Business Manager or any of its Affiliates; and (iii) perform no other services for the Company, except as Directors.  For purposes of this definition, an indirect affiliation shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their Affiliates.  For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Business Manager and their Affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective Independent Director’s: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.

“Independent Expert” means a Person with no material current or prior business or personal relationship with the Business Manager or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type proposed to be acquired by the Company.

“Initial Investment” means the purchase of 20,000 shares of Common Stock by the Sponsor for an aggregate price of $200,000 in connection with the formation of the Company.  The Sponsor or any Affiliate thereof may not sell the Initial Investment while the Sponsor remains a Sponsor but may transfer all or a portion of the Initial Investment to any of its Affiliates.

“Invested Capital” means the original issue price paid for the shares of Common Stock reduced by prior distributions from the sale or financing of the Company’s Properties.

“Junior Debt” means indebtedness that is subordinate to Senior Debt.

“Loans” means debt financing evidenced by bonds, notes, debentures or similar instruments or letters of credit, including Mortgage Loans.

“Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date.  The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion.  “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.  The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“MGCL” means the Maryland General Corporation Law ~~of the State of Maryland~~, as amended from time to time, or any successor statute.

“Mortgage Loans” means notes or other evidences of indebtedness or obligations that are secured or collateralized, directly or indirectly, by Real Property or interests in Real Property.

“Net Assets” or “Net Asset Value” means the aggregate amount of total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly in accordance with GAAP.

“Net Income” means, for any period, the aggregate amount of total revenues applicable to such period less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves all calculated in accordance with GAAP; provided, however, that Net Income shall not include any gain recognized upon the sale of the Company’s assets.

 “Organization and Offering Expenses” means all expenses incurred by, and to be paid from the assets of, the Company in connection with and in preparing the Company for registration and offering shares of Equity Stock to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.

“Permitted Investment” means any investment that the Company may acquire pursuant to these Articles or the Bylaws, including any investment in collateralized mortgage-backed securities and any investment or purchase of interests in a Real Estate Operating Company or other entity owning Properties or Loans.

“Person” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Property” or “Properties” means interests in (i) Real Property or (ii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

“Property Manager” means any of Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC or Inland American Apartment Management LLC, each a Delaware limited liability company, or any of their successors or assigns.

“Real Estate Assets” means any and all investments in Properties, Loans and other Permitted Investments (including all rents, income profits and gains therefrom), whether real, personal or otherwise, tangible or intangible, that are transferred or conveyed to, or owned or held by, or for the account of, the Company or any of its subsidiaries.

“Real Estate Operating Company” means (i) any entity that has equity securities registered under Section 12(b) or 12(g) of the ~~Securities Exchange Act of 1934, as amended (the~~

~~“~~Exchange Act~~”)~~; (ii) any entity that files periodic reports under Sections 13 or 15(d) of the Exchange Act; or (iii) any entity that, either itself or through its subsidiaries:

(a)                                  owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;

(b)                                 has a policy or purpose of reinvesting sale, financing or refinancing proceeds or cash from operations;

(c)                                  has its own directors, managers or managing general partners, as applicable; and

(d)                                 either: (1) has its own officers and employees that, on a daily basis, actively operate the entity and its subsidiaries and businesses; or (2) has retained the services of an affiliate or sponsor of, or advisor to, the entity to, on a daily basis, actively operate the entity and its subsidiaries and businesses.

“Real Property” means land, rights or interests in land (including but not limited to leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interests in land.

“REIT” means a “real estate investment trust” as defined by the Code.

“Roll-Up” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company, but not including:

(a)                                  a transaction involving securities of an entity that have been, for at least twelve (12) months, listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or

(b)                                 a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)	Stockholders’ voting rights;
(ii)	the term and existence of the Company;
(iii)	compensation payable to the Sponsor or Business Manager; or
(iv)	the Company’s investment objectives.

“Roll-Up Entity” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

“Senior Debt” means indebtedness to which Junior Debt is subordinate.

“Sponsor” means Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the

Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation only for professional services.  A Person may be deemed a Sponsor of the Company by:

(a)                                  taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(b)                                 receiving a material participation in the Company in connection with founding or organizing the business of the Company;

(c)                                  having a substantial number of relationships and contacts with the Company;

(d)                                 possessing significant rights to control any of the Properties;

(e)                                  receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or

(f)                                    providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“Stockholders” means holders of shares of Equity Stock.

“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including any fees paid to the Business Manager, but excluding:

(a)                                  the expenses of raising capital, such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of the Equity Stock;

(b)                                 property expenses;

(c)                                  interest payments;

(d)                                 taxes;

(e)                                  non-cash charges such as depreciation, amortization and bad debt reserves;

(f)                                    incentive fees payable to the Business Manager; and

(g)                                 Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of Property).

ARTICLE V
STOCK

Section 5.1                                      Authorized Stock.  The total number of shares of stock that the Company has authority to issue is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $1,500,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 5.1.

Section 5.2                                      Liquidation.  Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after paying, or making adequate provision for, all known debts and liabilities of the Company.

Section 5.3                                      Common Stock.

(a)                                  Subject to the provisions of Article VIII, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders.  Shares of Common Stock do not have cumulative voting rights.

(b)                                 A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors.  A quorum shall be fifty percent (50.0%) of the then outstanding shares of Common Stock.

(c)                                  Except as provided in Section 13.2(b) hereof, with respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the Directors or any of their Affiliates, neither the Business Manager, the Sponsor, the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the Directors or any Affiliate or any transaction between the Company and any of them.

Section 5.4                                      Preferred Stock.  Subject to Section 7.8 hereof, the Board of Directors may classify or reclassify any unissued shares of Preferred Stock from time to time, in one or more classes or series of Preferred Stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Preferred Stock.  Notwithstanding anything to the contrary in this Section 5.4, the voting rights of any Preferred Stock (other than publicly held Preferred Stock) sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of the publicly held Common Stock as the consideration paid to the Company for each privately offered share of Preferred Stock bears to the book value of each outstanding share of publicly held Common Stock.

Section 5.5                                      Classified or Reclassified Shares of Preferred Stock.  Subject to Section 7.8 hereof, prior to issuing classified or reclassified shares of any class or series of Preferred Stock, the Board of Directors by resolution shall:  (i) designate that class or series to distinguish it from all other series and classes of Preferred Stock; (ii) specify the number of shares to be included in the class or series of Preferred Stock; (iii) subject to the provisions of Article VIII, and subject to the express terms of any class or series of Equity Stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for each class or series of Preferred Stock; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of Preferred Stock set or changed pursuant to clause (iii) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Articles (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of class or series of Preferred Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.6                                      General Nature of Equity Stock.  All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles.  The Stockholders shall have no interest in any Real Estate Assets and shall have no right to compel any partition, division, dividend or distribution of the Company or any Real Estate Assets.

Section 5.7                                      No Issuance of Share Certificates.  Except to the extent expressly authorized by the Board of Directors, the Company shall not issue share certificates.  A Stockholder’s investment shall be recorded on the books and records of the Company.  To transfer shares of Equity Stock, a Stockholder shall submit an executed assignment form to the Company, which form shall be provided by the Company or transfer agent upon request.  Upon issuance or transfer of shares of Equity Stock, the Company will provide the Stockholder with a statement containing information substantially similar to that contained in the legend set forth in Section 8.2(h) hereof concerning his or her rights with regard to such shares of Equity Stock and any other information required by the Bylaws, the MGCL or other applicable law.

Section 5.8                                      Fractional Shares of Equity Stock.  The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fractional interest by rounding up or down to a full share of Equity Stock, arrange for the disposition of a fractional interest by the Person entitled to it, or pay cash for the fair value of a fractional share of Equity Stock determined as of the time when the Person entitled to receive it is determined.

Section 5.9                                      Preemptive Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.5 hereof, no Stockholder of the Company shall, solely in the capacity of a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.10                                Articles and Bylaws.  All persons acquiring shares of Equity Stock shall be subject to the provisions of these Articles and the Bylaws, each as may be supplemented, amended or restated from time to time.

Section 5.11                                Terms and Conditions of Securities.  The Company shall not issue:

(a)                                  Common Stock that is non-voting or assessable;

(b)                                 Warrants, options or similar evidences of a right to buy shares of Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan adopted by the Company;

(c)                                  Common Stock that is redeemable;

(d)                                 Debt securities unless the Debt Service Coverage, on a pro forma basis after giving effect to the issuance of the debt securities, calculated as of the end of the Company’s most recently completed fiscal quarter or such shorter period if the Company has not yet completed its first fiscal quarter, is equal to or greater than 1.0;

(e)                                  Options or warrants to purchase shares of Equity Stock to the Sponsor, the Business Manager, any Directors or their Affiliates except on the same terms as sold to the general public (excluding for these purposes underwriting fees, commissions and discounts); provided that the Company may issue options or warrants to Persons not Affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors have a market value not less than the value of such option or warrant on the date of grant; provided, further, that options or warrants issuable to the Sponsor, the Business Manager, any Directors or their Affiliates shall not exceed an amount equal to ten percent (10.0%) of the outstanding shares of Equity Stock on the date of grant of any options or warrants; or

(f)                                    Shares of Equity Stock on a deferred payment basis or similar arrangement.

Section 5.12                                Rights of Objecting Stockholders.  Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL.

ARTICLE VI
BOARD OF DIRECTORS

Section 6.1             Number and Classification.  The number of Directors shall be ~~seven~~eight (~~7~~8), which number may be increased or decreased pursuant to the Bylaws; provided, however that the number of Directors shall never be less than three (3) nor more than eleven (11).  A majority of the Board of Directors shall be comprised of Independent Directors.   Independent Directors shall nominate replacements for vacancies among the Independent Directors.  The Directors may establish any committees as they deem appropriate; provided that the majority of the members of each committee are Independent Directors.  A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.

The names of the Directors who shall serve until the next annual meeting of the Stockholders ~~or~~and until their successors are duly ~~chosen~~elected and ~~qualified~~qualify are:

Brenda Gujral

Robert D. Parks

J. Michael Borden (Independent Director)

Thomas F. Glavin (Independent Director)

David Mahon (Independent Director)

Thomas F. Meagher (Independent Director)

Paula Saban (Independent Director)

William J. Wierzbicki (Independent Director)

Section 6.2             Election and Term.  Each Director (other than a Director elected to fill the unexpired term of another Director) ~~is~~ elected by the vote of the Stockholders ~~and~~ shall hold office until his or her successor is elected and ~~qualified~~qualifies.

Section 6.3             Resignation, Removal or Death.  A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Company or any later date specified in the notice.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause and without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors.  For purposes of this Section 6.3, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that the Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Section 6.4             Service as Nominee.  Legal title to any Real Estate Asset shall be vested in the Company or any of its Affiliates, but the Company may cause legal title to any such Real Estate Asset to be held by or in the name of any or all of the Directors or any other person as nominee; provided that upon the death, resignation or removal of the Director, the Director shall automatically cease to have any right, title or interest in and to any Real Estate Asset and shall execute and deliver such documents as the remaining Directors require to convey any Real Estate Asset held in his or her name, and shall account to the remaining Directors as they require for all such Property that he or she holds as nominee.  Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any documents evidencing the conveyance have been executed and delivered.  Written evidence of the qualification and acceptance of the election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary, appropriate or advisable.

Section 6.5             Duties and Powers.

(a)           General.  The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by these Articles or the Bylaws.  These Articles and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors.  Any construction of these Articles or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.  At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority both of the Directors and of the Independent Directors.

(b)           REIT Qualification.  The Board of Directors shall use its reasonable best efforts to cause the Company to qualify as a REIT under the Code.  In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are advisable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors (including a majority of the Independent Directors) determines that it is no longer in the best interest of the Company to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code or any successor section.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VIII is no longer required for REIT qualification.

(c)           Authorization by Board of Directors of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth in these Articles or the Bylaws.

(d)           Distributions.  The Company may pay Distributions to its Stockholders, as declared from time to time by the Board of Directors.  The Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the declaration date for the Distribution but prior to the payment date of the Distribution, to pay the Distribution.

Concurrently with any Distribution, the Company shall file a Form 8-K or other appropriate form or report with the Securities and Exchange Commission or otherwise provide Stockholders with a statement disclosing the source of the funds distributed.  If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently.  In no event shall such information be provided to Stockholders more than sixty (60) days after the close of the fiscal year in which the Distribution was paid.

The Company may not pay distributions in-kind, except for Distributions of:  (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property that meet all of the following conditions:  (a) the Company advises each Stockholder of the risks associated with direct ownership of the in-kind property; (b) the Company offers each Stockholder the election of receiving in-kind property Distributions; and (c) the Company distributes in-kind property only to those Stockholders who accept the Company’s offer.

The Company shall endeavor to declare and pay such Distributions as shall be necessary under the Code to maintain the Company’s qualification as a REIT; provided, however, that Stockholders shall have no right to any Distribution unless and until declared by the Board of Directors.  The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.5(d) shall be subject to the provisions of any class or series of Equity Stock at the time outstanding.  The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e)           Distribution Reinvestment Plan. The Company may adopt a distribution reinvestment plan on such terms and conditions as shall be determined by the Board of Directors; provided, however, that any such plan shall, at a minimum, provide for the following:  (i) all material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and (ii) each Stockholder participating in the distribution reinvestment plan shall have a reasonable opportunity to withdraw from the distribution reinvestment plan at least annually after receipt of the information required in subclause (i) above.

(f)            Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine from time to time, but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated companies.  Each determination shall be reflected in the minutes of a meeting of the Board of Directors.

(g)           Review of Investment Policies.  The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Business Manager.  The Independent Directors shall review these policies, with sufficient frequency and at least annually, to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders.  Each determination and the basis therefor shall be set forth in the minutes of a meeting of the Board of Directors.

(h)           Determination of Consideration.  The consideration paid for the Real Estate Assets acquired by the Company shall ordinarily be based upon the fair market value of the Real Estate Assets and approved by a majority of the Directors (including a majority of the Independent Directors).  In cases in which a majority of the Independent Directors so determine, or if Real Estate Assets are acquired from a Sponsor, Business Manager, Director or any of their Affiliates pursuant to Section 7.7 hereof, the fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors.

(i)            Business Management Agreement; Business Manager Compensation.  Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, the Company may enter into a Business Management Agreement for an initial one (1) year term subject to successive one-year renewals upon the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors; provided that the Business Management Agreement shall be terminable by mutual consent of the parties or by the Company upon the vote of a majority of the Independent Directors by providing sixty (60) days’ written notice to the Business Manager.  The Independent Directors shall determine from time to time, and at least annually, that the compensation that the Company contracts to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed and is within the limits prescribed by these Articles and applicable law.  The Independent Directors also shall supervise the performance of the Business Manager to determine that the Business Manager possesses sufficient qualifications to perform the business management functions for the Company and to justify the compensation paid to it by the Company as well as to confirm compliance with the provisions of the Business Management Agreement.  The Directors, including the Independent Directors, shall evaluate the performance of the Business Manager before renewing the Business Management Agreement, based upon the following factors and all other factors that the Independent Directors may deem relevant, all of which shall be recorded in the minutes of a meeting of the Board of Directors:  (i) the size of the Business Management Fee in relation to the size, composition and profitability of the Company’s assets; (ii) the success of the Business Manager in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by business managers or advisors performing similar services; (iv) the amount of additional revenues realized by the Business Manager and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Business Manager; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Business Manager for its own account.  Payments to the Business Manager or its Affiliates for services rendered in a capacity other than as business manager may be made only upon a determination that:  (A) the compensation does not exceed the compensation paid for any comparable services; and (B) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties.

(j)            Reserved Powers of Board of Directors.  The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of the Bylaws and to make new Bylaws.

(k)           Share Repurchase Program.  The Company may adopt a SRP to repurchase shares of Common Stock on such terms and conditions as shall be determined by the Board of Directors; provided, however, that in no event shall the Sponsor, the Business Manager, the Directors or any of their Affiliates receive a fee on the repurchase of shares of Common Stock by the Company under the SRP.  The Company shall bear all costs involved in organizing, administering and maintaining the SRP.

Section 6.6             Performance of Duties.  A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with Maryland law.

Section 6.7             Fiduciary Duty.  The Directors and Business Manager shall be deemed to be in a fiduciary relationship to the Company and the Stockholders.  The Directors also shall have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Business Manager.

Section 6.8             Determinations By Board of Directors.  The determination as to any of the following matters made in good faith by, or pursuant to the direction of, the Board of Directors consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every Stockholder:  (i) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available to pay Distributions or redeem Equity Stock; (ii) the amount of paid-in surplus, Net Assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; (v) any matters relating to acquiring, holding and disposing of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.

ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING AND
REGULATING CERTAIN POWERS OF THE COMPANY
AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or the Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

Section 7.1             Limitation on Organization and Offering Expenses.  The Organization and Offering Expenses paid in connection with forming the Company or selling shares of Equity Stock shall be reasonable and shall in no event exceed fifteen percent (15.0%) of the proceeds raised in the offering.

Section 7.2             Limitation on Acquisition Fees and Expenses.  The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the acquisition of a Real Estate Asset by the Company shall be reasonable, and shall in no event exceed, in the case of a Real Estate Asset other than a Loan, an amount equal to six percent (6.0%) of the Contract Price of any Real Estate Asset acquired or, in the case of a Loan, six percent (6.0%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

Section 7.3             Limitation on Total Operating Expenses.  The annual Total Operating Expenses shall not exceed, in any fiscal year, the greater of two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income for that fiscal year.  The Independent Directors have a fiduciary responsibility to limit annual Total Operating Expenses to amounts that do not exceed the limitations described above.  The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified in any particular period because of unusual and non-recurring expenses.  Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors.  The Company shall send written notice to each record holder of Equity Stock if, within sixty (60) days after the end of any fiscal quarter, Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income, whichever is greater.  If the Independent Directors determine that the higher Total Operating Expenses are justified, the disclosure must also contain an explanation of the Independent Directors’ conclusion.  If the Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s fiscal year, the Business Manager shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 7.3.

Section 7.4             Limitation on Real Estate Commissions.  If the Company sells Property, the Company may pay a Competitive Real Estate Commission, which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6.0%) of the gross sales price of the Property; provided that, the amount of any brokerage fees payable to the Business Manager or any Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) three percent (3.0%) of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.

Section 7.5             Limitation on Business Management Fee.  After the Stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their Invested Capital, the Company may pay, in any fiscal year, the Business Manager a Business Management Fee in an amount up to one percent (1.0%) of the Average Invested Assets, payable quarterly in an amount equal to one-quarter of one percent (0.25%) of the Average Invested Assets as of the last day of the immediately preceding quarter.  The Business Management Fee shall be reasonable in relation to the nature and quality of services performed by the Business Manager.  All or any portion of the Business Management Fee not paid in any fiscal year shall be deferred without interest and may, subject to the provisions of this Section 7.5, be paid in the next succeeding fiscal year(s).

Section 7.6             Limitation on Incentive Fees. After the Stockholders have received a cumulative, non-compounded return of ten percent (10.0%) on, plus return of, their Invested Capital, the Company may pay the Business Manager an incentive fee (an “Incentive Fee”) equal to fifteen percent (15.0%) of the net proceeds from the sale of a Real Estate Asset, including assets owned by a Real Estate Operating Company acquired by the Company and operated as a subsidiary.  If the Company retains more than one person or entity to serve as Business Manager, any Incentive Fees that may be paid under this Section 7.6 shall be allocated among the persons or entities serving as the Business Manager in the manner that is reasonably designed to reflect the value added to the Company’s assets by each respective Business Manager.

Section 7.7             Limitation on Transactions with Affiliates.

(a)           Sales and Leases to Company.  The Company shall not purchase Real Estate Assets from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and the price for the Real Estate Assets is no greater than the cost paid by the Sponsor, the Business Manager, the Property Manager, a Director or any Affiliate for the Real Estate Assets, unless substantial justification for the excess exists and the excess is reasonable.  In no event shall the cost of any Real Estate Asset to the Company exceed its appraised value at the time the Real Estate Asset is acquired by the Company.

(b)           Sales and Leases to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate. The Company shall not sell assets to, or lease assets from, the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless the sale or lease is approved by a majority of Directors, including a majority of Independent Directors not otherwise interested in the transaction, as being fair and reasonable to the Company.

(c)           Loans.  The Company shall not make any loans to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company except in accordance with applicable law and as provided in Article IX hereof.  The Company may not borrow money from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the loan as being fair, competitive and commercially reasonable and no less favorable to the Company than a loan from an unaffiliated party under the same circumstances; provided that for these purposes, amounts owed but not yet paid by the Company under the Business Management Agreement, or any property management agreement, shall not constitute amounts advanced pursuant to a loan.

(d)           Investments.  The Company shall not invest in joint ventures with the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers.  The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market.  For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.

(e)           Other Transactions.  All other transactions between the Company and the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from an unaffiliated third party.

Section 7.8             Limitation on Borrowing.  The Company may not borrow money to pay Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution by the Code or otherwise as necessary, appropriate or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes.  The aggregate borrowings of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly.  The aggregate amount of Company borrowings shall not, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, exceed three hundred percent (300.0%) of Net Assets; provided further, that the Company shall not issue any Preferred Stock without the approval of a majority of the holders of Common Stock present at a duly convened meeting of the Stockholders if, after giving effect to the issuance of the Preferred Stock, the Company’s aggregate borrowings, including amounts payable by the Company in respect of the Preferred Stock, would exceed three hundred percent (300.0%) of Net Assets.  Any excess in borrowing over three hundred percent (300.0%) of Net Assets level must be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for the excess.

Section 7.9             Suitability of Stockholders.

(a)           Income and Net Worth Standards.  Any Person purchasing shares of Equity Stock shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make an investment in the Company.  Net worth shall be determined by excluding the value of home, home furnishings and automobiles.  In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.

(b)           Determination that Sale to Stockholder is Suitable and Appropriate.  The Dealer Manager and each Person selling shares of Equity Stock on behalf of the Dealer Manager or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Person purchasing Equity Stock.  In making this determination, the Dealer Manager or each Person selling shares of Equity Stock on behalf of the Dealer Manager or the Company shall ascertain that the Person: (i) meets the minimum income and net worth standards established for the Company in Section 7.9(a) hereof; (ii) can reasonably benefit from an investment in the Company based on the Person’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the Person’s overall financial situation; and (iv) has apparent understanding of: (A) the fundamental risks of investment; (B) the risk that the Person may lose the entire investment; (C) the lack of liquidity of shares of Equity Stock; (D) the restrictions on transferability of shares of Equity Stock; (E) the background and qualification of the Sponsor or the Business Manager; and (F) the tax consequences of the investment.  The Dealer Manager may require additional minimum initial and subsequent cash investment amounts.

ARTICLE VIII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 8.1             Definitions.  For the purpose of this Article VIII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means not more than 9.8% in value of the aggregate of the outstanding shares of Equity Stock.  The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“Charitable Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section 8.3(f) hereof; provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Common Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company.  The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a Stockholder of the Company for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 8.2(f) hereof.

“Excepted Holder Limit” means holder of Equity Stock that agrees to comply with the requirements and percentage limit established by the Board of Directors pursuant to Section 8.2(f) hereof, subject to adjustment pursuant to Section 8.2(g) hereof.

“Initial Date” means the date upon which these Articles are filed with the SDAT.

“NYSE” means the New York Stock Exchange.

“Person” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

“Prohibited Owner” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 8.2(a) hereof, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“Restriction Termination Date” means the first day after the Initial Date on which the Board of Directors determines, pursuant to Section 6.5(b) hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VIII are no longer required for the Company to qualify as a REIT.

“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of, or any agreement to acquire Equity Stock or the right to vote or receive Distributions or dividends on Equity Stock, including, without limitation, (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have correlative meanings.

“Trust” means any separate trust created and administered in accordance with the terms of Section 8.3 hereof for the exclusive benefit of any Charitable Beneficiary.

“Trustee” means the Person unaffiliated with both the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

Section 8.2             Equity Stock.

(a)           Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(i)            Basic Restrictions.  (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an

Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise fail to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from the tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); (C) notwithstanding any other provisions contained herein, any Transfer of shares of Equity Stock (whether or not the Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Equity Stock being beneficially owned by less than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(ii)           Transfer in Trust. If any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 8.2(a)(i) hereof, then (A) that number of shares of the Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 8.2(a)(i) hereof (rounded up to the next whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 8.3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer, and such Person shall acquire no rights in such shares; or (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Section 8.2(a)(i) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 8.2(a)(i) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(b)           Remedies for Breach.  If the Board of Directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 8.2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Equity Stock in violation of Section 8.2(a) hereof (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 8.2(a) hereof shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided in Section 8.2(a) hereof irrespective of any action (or non-action) by the Board of Directors.

(c)           Owners Required to Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(i)            every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty (30) days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(ii)           each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(d)           Remedies Not Limited.  Nothing contained in this Section 8.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(e)           Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article VIII, or any definition contained in this Article VIII, the Board of Directors shall have the power to determine the application of the provisions of this Article VIII or any such definition with respect to any situation based on the facts known to the Board.  In the event any section of this Article VIII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f)            Exceptions.

(i)            Subject to Section 8.2(a)(i)(B) hereof, the Board of Directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:  (i) the Board of Directors obtains such representations and undertakings from the Person that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Section 8.2(a)(i)(B) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VIII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section 8.2(a)(ii) and Section 8.3 hereof.

(ii)           Prior to granting any exception pursuant to Section 8.2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(iii)          Subject to Section 8.2(a)(i)(B) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent the person acts as an underwriter in connection with the public offering or private placement.

(iv)          Nothing in this Article VIII to the contrary, this Article VIII shall not apply to the Initial Investment.

(v)           The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No

Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(g)           Increase in Aggregate Stock Ownership and Common Stock Ownership Limits. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

(h)           Legend.  Except as otherwise provided in these Articles or the Bylaws, nothing in this Section 8.2(h) shall be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the classes or series of Equity Stock of the Company without certificates.  Each certificate for shares of Equity Stock (if any are issued) shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Company’s Articles:  (i) no Person may Beneficially Own or Constructively Own shares of the Company’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Equity Stock of the Company in excess of 9.8% of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than one hundred (100) Persons.  Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Equity Stock that causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company.  If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Articles of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.

Section 8.3             Transfer of Equity Stock in Trust.

(a)           Ownership in Trust.  Upon any purported Transfer or other event described in Section 8.2(a) hereof that would result in a transfer of shares of Equity Stock to a Trust, the shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  The transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day immediately preceding the date of the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 8.2(a)(ii) hereof. The Trustee shall be appointed by the Company and shall be a Person unaffiliated with both the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section 8.3(f).

(b)           Status of Shares of Equity Stock Held by the Trustee.  Shares of Equity Stock held by the Trustee shall be treated as issued and outstanding shares of Equity Stock of the Company.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares of Equity Stock held in the Trust.

(c)           Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other Distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to applicable law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion), assuming that the meeting or consent period has not otherwise been finally adjourned, (i) to rescind as void any proxy submitted or any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to resubmit a proxy or recast any vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary.  Notwithstanding the provisions of this Article VIII, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(d)           Sale of Shares of Equity Stock by Trustee.  Within twenty (20) days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 8.2(a) hereof.  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 8.3(d). The Prohibited Owner shall receive the lesser of: (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust; and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then: (1) such shares shall be deemed to have been sold on behalf of the Trust; and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 8.3(d), the excess shall be paid to the Trustee upon demand.

(e)           Purchase Right in Stock Transferred to the Trustee.  Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of the devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts the offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 8.3(d) hereof.  Upon the sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)            Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 8.2(a) hereof in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 8.4             Exchange Transactions.  Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system; provided, that settlement of any transaction shall not negate the effect of any other provision of this Article VIII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VIII.

Section 8.5             Enforcement.  The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VIII.

Section 8.6                                      Non-Waiver.  No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VIII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE IX
INVESTMENT RESTRICTIONS

Section 9.1                                     Investment Policies.  Subject to any restrictions set forth herein, the investment policies set forth in this Article IX shall be approved by the Board of Directors, including a majority of the Independent Directors.  The Independent Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Company.

Section 9.2                                      Investment Restrictions.  The Company shall not make investments in:  (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles.  In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company may not:

(a)                                  invest more than ten percent (10.0%) of the Company’s total assets in unimproved real property or Mortgage Loans on unimproved real property.  For purposes of this paragraph, “unimproved real property” does not include a Property:  (i) acquired for the purpose of producing rental or other operating income; (ii) having development or construction in process; or (iii) under contract for development or in planning for development within one (1) year;

(b)                                 invest in commodities or commodity future contracts, except for interest rate futures used solely for hedging purposes;

(c)                                  invest in or make Mortgage Loans unless an appraisal prepared by an Independent Expert is obtained for the underlying Property and the mortgage indebtedness on any Property would in no event exceed the Property’s appraised value; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans.  The appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment insuring the priority of the mortgage and condition of the title must be obtained prior to closing;

(d)                                 invest in real estate contracts of sale otherwise known as land sale contracts unless the contracts are in recordable form and appropriately recorded in the chain of title;

(e)                                  make or invest in Mortgage Loans, including construction loans, on any one Property, if the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans made by the Company, would exceed an amount equal to eighty-five percent (85.0%) of the appraised value of the Property as determined by an Independent Expert unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that such loans would in no event exceed the appraised value of the property at the date of the loans; provided that the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans of the Company, shall include all interest (excluding contingent participation in income or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5.0%) per annum of the principal balance of the loan; provided, further, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans;

(f)                                    make or invest in any Mortgage Loans that are subordinate to any mortgage or equity interest of the Business Manager, the Sponsor, a Director or any Affiliates thereof;

(g)                                 invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the investment as being fair, competitive and commercially reasonable; provided however that the requirements on this section shall not apply to the purchase by the Company of (i) its own securities pursuant to its SRP or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company; (ii) the securities of a publicly-traded entity (as defined in Section 7.7(d) hereof) made in accordance with Section 7.7(d); or (iii) the securities of a Real Estate Operating Company;

(h)                                 invest in joint ventures with the Sponsor, Business Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers;

(i)                                     engage in any short sale of securities or borrow, on an unsecured basis, the borrowing will result in an Asset Coverage of less than three hundred percent (300.0%);

(j)                                     invest in Real Estate Assets unless a majority of the Directors, including Independent Directors, approves the investment; provided that if the Company acquires a Property from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliates thereof, the provisions of Section 7.7 hereof also shall be applicable;

(k)                                  invest in Junior Debt secured by a mortgage on real property that is subordinate to the lien of Senior Debt, except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed ninety percent (90.0%) of the appraised value of such Property at the time of the investment, if after giving effect thereto, the value of all investments of the Company in Junior Debt (as reflected on the books of the Company in accordance with GAAP, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25.0%) of the Company’s tangible assets; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that invests in Junior Debt.  The value of any investments in Junior Debt not meeting the aforementioned requirements shall be limited to ten percent (10.0%) of the Company’s tangible assets (which would be included within the twenty-five percent (25.0%) limitation);

(l)                                     engage in trading, as compared with investment, activities;

(m)                               engage in underwriting or the agency distribution of securities issued by others;

(n)                                 invest or acquire interests or securities in any entity or trust formed to complete any tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (or any successor statute), if the entity or trust was sponsored by Inland Real Estate Exchange Corporation or any of its Affiliates; and

(o)                                 acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for cash, which may be invested on a temporary basis in these entities.

ARTICLE X
STOCKHOLDERS

Section 10.1                               Access to Corporate Documents and Records.

(a)                                  The Company shall permit inspection of any of its corporate documents and records by a state securities administrator upon reasonable notice and during normal business hours.

(b)                                 Any Stockholder and any designated representative thereof shall be permitted to inspect and obtain copies of any corporate documents.  Any Stockholder may present to any officer of the Company or its resident agent a written request for a statement showing all Equity Stock and securities issued by the Company.

(c)                                  Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs.

(d)                                 ~~(c) Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; (ii) present to any officer of the Company or its resident agent~~Any person or group of persons who together are and for at least six months have been Stockholders of record of at least five percent (5.0%) of the Company’s outstanding Equity Stock of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books of account and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) ~~present to any officer of the Company or its resident agent a written request for its Stockholder List (as herein defined), a copy of which shall be mailed to the Stockholders within ten (10) days of the request.  The Stockholder List shall be maintained and updated at least quarterly as part of the corporate documents and records of the Company and shall be printed on white paper in a readily readable type size (in no event smaller than ten (10) point type).~~ in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Stockholder List. As used in this Section ~~10.1(c),~~10.1, the term “Stockholder List” means an alphabetical list of names and addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.

(e)                                  ~~(d)~~ The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of its corporate documents and records pursuant to this Section 10.1.  If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy any of the Company’s corporate documents and records, the Business Manager and the Directors shall be liable to any Stockholder for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the applicable corporate documents and records and for actual damages suffered by any Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the corporate documents and records is to secure the information for the purpose of selling the corporate documents and records or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company.  The Company may require any Stockholder requesting to inspect or obtain copies of corporate documents and records pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company.  The remedies provided in this Section 10.1(~~d~~e) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law.

Section 10.2                               Reports and Meetings.

(a)                                  Reports.  Each year the Company shall prepare an annual report of its operations and shall submit the annual report to each Stockholder at or before the annual meeting of the Stockholders within one hundred twenty (120) days after the end of the Company’s fiscal year.  The report shall include: (i) audited income statements and balance sheets for the previous three and two years, respectively or, the period of time the Company has been operating if less, all prepared in accordance with the rules and regulations of the Securities and Exchange Commission governing the preparation of financial statements; (ii) if applicable, the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of fees paid to the Sponsor, the Business Manager, the Property Managers and any Affiliates thereof, including fees or charges paid to the Sponsor and its Affiliates by third parties doing business with the

Company; (iv) the Total Operating Expenses stated as a percentage of Average Invested Assets and as a percentage of Net Income for the most recently completed fiscal year; (v) a report from the Independent Directors stating that the policies being followed by the Company are in the best interests of the Stockholders in the aggregate and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Sponsor, the Business Manager, the Property Managers, the Directors and any Affiliates thereof occurring in the most recently completed fiscal year.

(b)                                 Location of Meetings. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.

(c)                                  Annual Meetings; Special Meetings.  There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than thirty (30) days) following delivery of the annual report described in Section 10.2(a) hereof, but within six (6) months after the end of each fiscal year.  The Directors, including the Independent Directors, shall take all reasonable steps to insure that the requirements of this Article X are satisfied.  Special meetings of the Stockholders may be called by the chairman, the chief executive officer, the president, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than ten percent (10.0%) of the outstanding shares of Common Stock entitled to vote at such meeting.  Upon receipt of such a written request, the secretary of the Company shall: (i) inform the Stockholders making the written request of the reasonably estimated cost of preparing and mailing a notice of such meeting; and (ii) upon payment of these costs to the Company by such Stockholders making the written request, notify each Stockholder entitled to notice of the meeting and the purpose of the meeting not less than fifteen (15) nor more than sixty (60) days prior to the date of such meeting.

(d)                                 Except as provided in the last sentence of Section 10.2(c) hereof, notice of any annual or special meeting of Stockholders shall be given not less than ten (10) nor more than ninety (90) days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

(e)                                  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of Equity Stock; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission.  In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer.  If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Equity Stock and any shares of Equity Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares of Equity Stock as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer.  The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company.  In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Article X, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company.  The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Article X.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.  This Article X shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange

ARTICLE XI
ELECTION

Section 11.1                               Business Combination Statute.  Notwithstanding any other provision of these Articles, or any contrary provision of law, pursuant to the authority granted by Section 3-603(e)(1)(iii) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Business Combination Statute, found in Title 3, Subtitle 6 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time or any successor statute thereto) of the Company and The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.

Section 11.2                               Control Share Acquisition Statute.  Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-702(b) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Control Share Statute, found in Title 3, Subtitle 7 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to the acquisition of any Equity Stock of the Company by The Inland Group, Inc., a Delaware corporation, or any Affiliate of

The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.

Section 11.3                               Unsolicited Takeovers Statute.  Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-802(c) of the MGCL (as amended from time to time or any successor statute thereto), the Company shall not be subject to any of the provisions of the Unsolicited Takeovers Statute found in Title 3, Subtitle 8 of the MGCL (as amended from time to time or any successor statute thereto).

ARTICLE XII
ROLL-UPS

Section 12.1                               Appraisal.  In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert.  The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares.  Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

The Company’s assets shall be appraised in a consistent manner.  The appraisal shall:

(a)                                  be based on an evaluation of all relevant information;

(b)                                 indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up; and

(c)                                  assume an orderly liquidation of the Company’s assets over a twelve (12) month period.

The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders.  A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

Section 12.2                               Stockholder Options.  Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:

(a)                                  accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

(b)                                 one of the following:

(i)                                     remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed; or

(ii)                                  receiving cash in an amount equal to the Stockholders’ pro rata share of the appraised value of the Net Assets of the Company.

Section 12.3                               Restrictions.  The Company may not participate in any proposed Roll-Up that would:

(a)                                  result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;

(b)                                 result in the Stockholders having voting rights that are less than those provided in these Articles;

(c)                                  result in the Stockholders having greater liability than as provided in these Articles;

(d)                                 result in the Stockholders having rights to receive reports that are less than those provided in these Articles;

(e)                                  result in the Stockholders having access to records that are more limited than those provided in these Articles;

(f)                                    include provisions that would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

(g)                                 limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;

(h)                                 result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or

(i)                                     place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the outstanding voting shares of Common Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up that would result in Stockholders having rights and restrictions comparable to those contained in this Article XII.

Approval of a majority of the outstanding voting shares of Common Stock is required for the Company to engage in any Roll-Up that is in conformity with this Article XII.

Section 12.4                               General.  The provisions of this Article XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

ARTICLE XIII
BUSINESS COMBINATIONS WITH BUSINESS MANAGER
AND PROPERTY MANAGERS

Section 13.1                               Business Combinations.  The Company shall consider becoming a self-administered REIT once the Company’s assets and income are, in the view of the Board of Directors, of sufficient size such that internalizing the management functions performed by the Business Manager and the Property Managers is in the best interests of the Stockholders.

If the Board of Directors should make this determination in the future, the Company shall pay one-half of the costs, and the Business Manager and the Property Managers shall pay the other half, of an investment banking firm.  This firm shall jointly advise the Company and the Sponsor on the value of the Business Manager and the Property Managers.  After the investment banking firm completes its analyses, the Company shall require it to prepare a written report and make a formal presentation to the Board of Directors.

Following the presentation by the investment banking firm, the Board of Directors shall form a special committee comprised entirely of Independent Directors to consider a possible business combination with the Business Manager and the Property Managers.  The Board of Directors shall, subject to applicable law, delegate all of its decision-making power and authority to the special committee with respect to these matters.  The special committee also shall be authorized to retain its own financial advisors and legal counsel to, among other things, negotiate with representatives of the Business Manager and the Property Managers regarding a possible business combination.

Section 13.2                               Conditions to Completion of Business Combination.  Before the Company may complete any business combination with either the Business Manager or any of the Property Managers in accordance with this Article XIII, the following two conditions shall be satisfied:

(a)                                  the special committee formed in accordance with Section 13.1 hereof receives an opinion from a recognized investment banking firm, separate and distinct from the firm jointly retained to provide a valuation analysis in accordance with Section 13.1 hereof, concluding that the consideration to be paid to acquire the Business Manager or any Property Manager, as the case may be, is fair to the Stockholders from a financial point of view; and

(b)                                 the holders of a majority of the votes cast at a meeting of the Stockholders called for such purpose (if a quorum is present at the meeting) approves the acquisition; provided that, for these purposes only, any shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates will be counted for purposes of determining the presence of quorum but will not, however, initially constitute a vote cast for purposes of determining the number of votes necessary to approve the acquisition.  If the proposal receives the necessary votes to approve the acquisition, all shares held by The Inland

Group, Inc., the Sponsor or any of their Affiliates may then be voted in favor of the transaction.

ARTICLE XIV
AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 14.1                               General.  The Company reserves the right, from time to time, to supplement, amend or restate these Articles, now or hereafter authorized by law, including any supplement, amendment or restatement altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock.  All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation.  All references to these Articles shall include all supplements, amendments or restatements thereto.

Section 14.2                               Stockholders’ Approval.  Subject to: (a) the restrictions on Roll-Ups described in Article XII hereof so long as applicable; (b) the limitations described in Article VIII hereof; (c) the provisions of Article XIII; and (d) Section 14.3 hereof, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Common Stock:  (i) supplement, amend or restate these Articles; (ii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; (iii) cause a merger, consolidation or share exchange of the Company except that where the merger is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Board of Directors unless a party to the merger is an affiliate of the Sponsor; or (iv) dissolve or liquidate the Company.  For purposes of these Articles, a sale of two-thirds or more of the Company’s assets, based on number or fair market value, shall constitute a sale of “substantially all of the Company’s assets.”

Section 14.3                               By Stockholders.  Notwithstanding any provision of law permitting or requiring action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Common Stock may, at a duly called meeting of such holders and without the necessity for concurrence by the Directors, vote to: (i) supplement, amend or restate these Articles; or (ii) dissolve or liquidate the Company.  Any action permitted or required to be taken at a meeting of Stockholders may also be taken by written consent of the requisite holders.  In the event that the holders of the then outstanding voting shares of Common Stock direct the amendment of these Articles or the dissolution or liquidation of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is reasonably necessary to accomplish such supplement, amendment, restatement, dissolution or liquidation.

ARTICLE XV
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 15.1           Limitation of Stockholder Liability.  No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

Section 15.2           Limitation of Director and Officer Liability.  Except as otherwise limited in this Section 15.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation.  Notwithstanding the foregoing, no Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company unless:  (i) the Director of officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director of officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.  Neither the amendment nor repeal of this Section 15.2, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section 15.2, shall apply to or affect, in any respect, the applicability of this Section 15.2 with respect to any act or failure to act that occurred prior to amendment, repeal or adoption.  In addition to the foregoing, the Company shall not enter into a contract or agreement with the Business Manager or any of its Affiliates that includes provisions holding the Business Manager or its Affiliate, as the case may be, harmless from loss or liability unless, at a minimum, the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 (with any necessary conforming changes) are included in the contract or agreement and are required to be satisfied.  Notwithstanding the immediately foregoing sentence, the inclusion of the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 in any contract or agreement between the Company and the Business Manager or its Affiliates shall not be read to limit any loss or liability that the Business Manager or its Affiliate, as the case may be, may otherwise have at law or in equity.

Section 15.3           Indemnification.

(a)           Subject to paragraphs (b), (c) and (d) of this Section 15.3, the Company shall indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company including the Business Manager or the Property Managers and each of their Affiliates (each an “Indemnified Party”) from and against any liability or loss to which the Indemnified Party may become subject or which the Indemnified Party may incur by reason of his, her or its service as a Director, officer, employee or agent of the Company, the Business Manager, the Property Managers and their respective Affiliates.

(b)           The Company shall not indemnify an Indemnified Party unless:  (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors); and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders.

(c)           Notwithstanding anything to the contrary in Section 15.3(b) hereof, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Business Manager or any Property Manager or their Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:  (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Person; (ii) the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Person; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(d)           The Company shall advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the MGCL, and only if all of the following conditions are satisfied:  (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Person, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and (iii) the Indemnified Party receiving advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

(e)           The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance that insures any Person against liability or loss for which he, she or it could not be indemnified under these Articles.  Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.  The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.

ARTICLE XVI
MISCELLANEOUS

Section 16.1           The rights of all parties and the validity, construction and effect of every provision of these Articles shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines shall control to the extent that the relevant provision of the MGCL is not mandatory, except that Section 14.2 of the Articles shall govern Stockholder approval of all matters set forth therein, notwithstanding any contrary provision of the MGCL.  Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the Board of Directors; provided, however, that any determination by the Board of Directors shall not affect or impair any of the remaining provisions of these Articles or render invalid or improper any action taken or omitted prior to such determination.  No Director shall be liable for making or failing to make such a determination.  The provisions of this Section 16.1 shall cease to have any effect on the earlier of the date upon which (i) the Company shall have a class of security that is a “covered security,” as defined in the Securities Act of 1933, as amended or (ii) the Company is no longer subject to the NASAA REIT Guidelines.  As used in this Section 16.1, “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on September 29, 1993, and in effect on the date of this amendment.

THIRD:                  The amendment to and restatement of the ~~articles of incorporation~~charter of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Company as required by law.

FOURTH:              The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the ~~articles of incorporation~~charter.

FIFTH:                   The name and address of the Company’s current resident agent is set forth in Article III of the foregoing amendment and restatement of the ~~articles of incorporation~~charter.

SIXTH:                   The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the articles of incorporation.

SEVENTH:             The undersigned President of Inland American Real Estate Trust, Inc. acknowledges these ~~Fifth~~Sixth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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IN WITNESS WHEREOF, the Company has caused these Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~14th~~          day of ~~June, 2007.~~                    , 2010.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	~~/s/ Brenda G. Gujral~~
Name:	Brenda G. Gujral
Title:	President

ATTEST: INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	~~/s/ Scott W. Wilton~~
Name:	Scott W. Wilton
Title:	Secretary

INLAND AMERICAN REAL ESTATE TRUST, INC. REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – AUGUST 24, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Scott W. Wilton and Roberta S. Matlin as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on August 24, 2010, at 9:00 a.m. central time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS NO. 2 AND NO. 3, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued and to be signed on reverse side) PROXY SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE

Please mark vote as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2 AND 3. 1. Election of Directors: J. Michael Borden Thomas F. Glavin Brenda G. Gujral David Mahon PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE BY MAIL, PLEASE DETACH HERE VOTE BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. VOTE BY INTERNET: The web address is www.proxyvoting.com/INLAND. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. IF YOU VOTE BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING. OPTION A: To vote as the Board of Directors recommends on ALL proposals, press 1. OPTION B: If you choose to vote on each proposal separately, press 0. You will hear instructions for voting on each proposal. Call * * Toll Free * * On a Touch-Tone Telephone 1-877-550-3536 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Voting FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. Ratify KPMG LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2010. 3. Approve Amendments to Article X of the the Fifth Articles of Amendment and Restatement. Date: , 2010 Signature Signature (if held jointly) Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON. Thomas F. Meagher Robert D. Parks Paula Saban William J. Wierzbicki